                                                                   EXHIBIT 10.23




                        VERIDIAN RETIREMENT SAVINGS PLAN













                              AMENDED AND RESTATED
                                      AS OF
                                 JANUARY 1, 2001

                        VERIDIAN RETIREMENT SAVINGS PLAN

                                                                                          PAGE
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
ARTICLE I - DEFINITIONS......................................................................3

   1.1. Account..............................................................................3
   1.2. Actual Deferral Percentage...........................................................3
   1.3. Adjustment Factor....................................................................3
   1.4. Administrator........................................................................3
   1.5. Affiliated Group.....................................................................3
   1.6. Age..................................................................................3
   1.7. Alternate Payee......................................................................3
   1.8. Average Actual Deferral Percentage...................................................4
   1.9. Average Contribution Percentage......................................................4
   1.10. Beneficiary.........................................................................4
   1.11. Board of Directors or Board.........................................................4
   1.12. Calspan Account Balance.............................................................4
   1.13. Code................................................................................4
   1.14. Company.............................................................................4
   1.15. Compensation:.......................................................................4
   1.16. Contribution Percentage:............................................................5
   1.17. Deferred Compensation Amount........................................................5
   1.18. Deferred Compensation Contribution..................................................6
   1.19. Deferred Compensation Election......................................................6
   1.20. Discretionary Contribution..........................................................6
   1.21. Domestic Relations Order............................................................6
   1.22. Effective Date......................................................................6
   1.23. Elective Contribution...............................................................6
   1.24. Employee............................................................................6
   1.25. Employer............................................................................6
   1.26. Employer Match Contribution.........................................................6
   1.27. Employer Supplemental Contributions.................................................6
   1.28. ERIM Account Balance................................................................7
   1.29. ERISA...............................................................................7
   1.30. Excess Contributions................................................................7
   1.31. Excess Deferral Amounts.............................................................7
   1.32. 5% Owner............................................................................7
   1.33. Forfeiture..........................................................................7
   1.34. Hardship............................................................................7
   1.35. Highly Compensated Employee:........................................................8
   1.36. Hour of Service.....................................................................9
   1.37. Key Employee.......................................................................10
   1.38. Limitation Year....................................................................10
   1.39. Named Fiduciary....................................................................10
   1.40. Normal Retirement Date.............................................................10

   1.41. One-Year Break in Service..........................................................11
   1.42. Pacific-Sierra Account Balance.....................................................11
   1.43. Participant........................................................................11
   1.44. Plan...............................................................................11
   1.45. Plan Year..........................................................................11
   1.46. Plan Year End Date.................................................................11
   1.47. Post-Tax Contributions.............................................................11
   1.48. Prior Plan.........................................................................11
   1.49. Profit Sharing Contribution........................................................11
   1.50. Qualified Domestic Relations Order.................................................11
   1.51. Qualified Employer Deferral Contributions..........................................12
   1.52. Quarter End Day....................................................................12
   1.53. Retirement.........................................................................12
   1.54. Rollover Account...................................................................12
   1.55. Section 415 Compensation...........................................................12
   1.56. Spouse.............................................................................13
   1.57. Top Heavy..........................................................................13
   1.58. Total and Permanent Disability or Totally and Permanently Disabled.................13
   1.59. Trust..............................................................................13
   1.60. Trust Fund.........................................................................13
   1.61. Trustee............................................................................13
   1.62. Valuation Date.....................................................................13
   1.63. Veda ESOP Balance..................................................................13
   1.64. Vested Interest....................................................................14
   1.65. Year of Service....................................................................14

ARTICLE II - ELIGIBILITY AND PARTICIPATION..................................................15

   2.1. Eligibility for Participation.......................................................15
   2.2. Computation of Service Where an Employee Terminates Service and Later Returns to
   Service..................................................................................15
   2.3. Effect of Plan Participation........................................................15

ARTICLE III - CONTRIBUTIONS.................................................................16

   3.1. Determination of Employer Contribution..............................................16
   3.2. Limitation on Contributions.........................................................17
   3.3. Time for Payment of Contributions...................................................18
   3.4. No Right or Duty of Inquiry.........................................................18
   3.5. Deferred Compensation Election......................................................18
   3.6. Anti-Discrimination Test for Deferred Compensation Contributions....................20
   3.7. Anti-Discrimination Test for Employer Match and Post-Tax Contributions..............21
   3.8. Distribution of Excess Contributions................................................23
   3.9. Non-Reversion.......................................................................24

ARTICLE IV - PARTICIPANT VOLUNTARY CONTRIBUTIONS............................................25

   4.1. Participant Voluntary Post-Tax Contributions........................................25
   4.2. Amount of Post-Tax Contributions....................................................25

   4.3. Changes in Payroll Withholding Authorization........................................25
   4.4. Suspension of Post-Tax Contributions by Payroll Withholding.........................25
   4.5. Resumption of Post-Tax Contributions by Payroll Withholding.........................26

ARTICLE V - ALLOCATION OF CONTRIBUTIONS AND INCOME..........................................27

   5.1. Participant Account.................................................................27
   5.2. Allocation of Employer Contributions and Forfeitures................................27
   5.3. Allocation of Net Income, Gain or Loss of the Trust.................................28
   5.4. Valuation of Trust Assets...........................................................28
   5.5. Recordkeeping and Trust Administration..............................................28

ARTICLE VI - LIMITATIONS ON ALLOCATIONS.....................................................29

   6.1. Annual Addition.....................................................................29
   6.2. Benefit Limitations - Multiple Plans................................................30
   6.3. Correction of Error.................................................................31
   6.4. Trust as Single Fund................................................................31

ARTICLE VII - BENEFITS AND METHODS OF PAYMENTS..............................................32

   7.1. Benefits Generally..................................................................32
   7.2. Value of Benefit....................................................................32
   7.3. Commencement of Benefits............................................................32
   7.4. Form of Benefit Payments............................................................34
   7.5. Payment of Benefits to Minors and Incompetents......................................37
   7.6. Unclaimed Benefits..................................................................38
   7.7. Eligible Rollover Distributions.....................................................38
   7.8. Hardship Distributions..............................................................39
   7.9. Withdrawals While Employed..........................................................40

ARTICLE VIII - BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT..............................41

   8.1. Vesting.............................................................................41
   8.2. Benefits of the Terminated Participant..............................................42

ARTICLE IX - RETIREMENT AND DISABILITY......................................................43

   9.1. Normal Retirement...................................................................43
   9.2. Disability Retirement...............................................................43
   9.3. Deferred Retirement.................................................................43

ARTICLE X - BENEFITS PAYABLE UPON DEATH.....................................................44

   10.1. Death of Active Participant........................................................44
   10.2. Death of Terminated Participant....................................................44
   10.3. Death of Retired Participant.......................................................44
   10.4. Designation of Beneficiary.........................................................44
   10.5. Value of Death Benefit.............................................................45
   10.6. Payments After Death...............................................................45
   10.7. Death of Beneficiary Before Completed Distribution.................................45

ARTICLE XI - LOANS TO PARTICIPANTS..........................................................46

   11.1. Loans..............................................................................46

ARTICLE XII - ASSIGNMENT OR ALIENATION......................................................49

   12.1. Non-Alienability of Benefits.......................................................49
   12.2. Qualified Domestic Relations Order.................................................49

ARTICLE XIII - PLAN ADMINISTRATION AND CLAIMS PROCEDURE.....................................51

   13.1. Plan Administration................................................................51
   13.2. Non-Discrimination.................................................................52
   13.3. Responsibilities of the Administrator..............................................52
   13.4. Liability of Administrator.........................................................52
   13.5. Recordkeeping......................................................................52
   13.6. Notice and Instructions of Administrator...........................................52
   13.7. Bonding............................................................................52
   13.8. Plan Expenses......................................................................53
   13.9. Claim Procedure....................................................................53
   13.10. Appeal of Claim Denial............................................................53

ARTICLE XIV - AMENDMENT OF THE PLAN.........................................................54

   14.1. Employer Right to Amend Plan.......................................................54
   14.2. Amendment of Plan..................................................................54

ARTICLE XV - TERMINATION OF PLAN............................................................55

   15.1. Company Right to Terminate Plan....................................................55
   15.2. Bankruptcy or Insolvency of Company................................................55
   15.3. Suspension of Contribution.........................................................55
   15.4. Merger or Consolidation............................................................55
   15.5. Partial Termination................................................................55

ARTICLE XVI - TRUST AND ADMINISTRATION......................................................56

   16.1. Selection of Trustee...............................................................56
   16.2. Powers and Duties of Trustee.......................................................56
   16.3. Delegation and Allocation of Responsibilities......................................56
   16.4. Number of Trustees.................................................................56
   16.5. Trust Expenses and Taxes...........................................................56
   16.6. Requirement of Prudence............................................................57
   16.7. Recordkeeping......................................................................57
   16.8. Removal or Resignation of Trustee..................................................57
   16.9. Valuation of Trust.................................................................57
   16.10. Liability of the Trustee..........................................................57
   16.11. Bonding...........................................................................58
   16.12. Distributions.....................................................................58
   16.13. Participant Investment Options....................................................58
   16.14. Participant to Select Investments.................................................58

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
   16.15. Provisions For Participant Investments............................................58
   16.16. Limitations on Investments........................................................59
   16.17. Directed Investment Account.......................................................60

ARTICLE XVII - MISCELLANEOUS PROVISIONS.....................................................61

   17.1. Employer Non-Liability for Benefits................................................61
   17.2. Non-Guarantee of Employment........................................................61
   17.3. Participating Employer Adoption....................................................61
   17.4. Requirements of Participating Employers............................................61
   17.5. Loss of Plan Qualification.........................................................61
   17.6. Transfer of Assets from Other Plans................................................61
   17.7. Non-Parties to Plan................................................................62
   17.8. Titles and Headings Within Plan....................................................62
   17.9. Gender.............................................................................62
   17.10. Applicable State Law..............................................................62

ARTICLE XVIII - ROLLOVERS TO PLAN...........................................................63

   18.1. Acceptance of Rollovers............................................................63
   18.2. Rollover Procedures................................................................63

ARTICLE XIX - COMPANY STOCK FUND............................................................64

   19.1. Company Stock Fund.................................................................64
   19.2. Transfers Into And Out Of The Stock Fund...........................................64
   19.3. Other Stock Fund Provisions........................................................66
   19.4. Distributions To Terminated Participants...........................................67
   19.5. Leveraged Stock....................................................................67


EXHIBIT A

EXHIBIT B

EXHIBIT C

                        VERIDIAN RETIREMENT SAVINGS PLAN

                                   BACKGROUND

        The Company hereby adopts the Veridian Retirement Savings Plan (the "Plan"), as amended and restated effective January 1, 2001 (the "Effective Date").

        The Plan was created effective July 1, 1998 through a merger of the Veda Income Deferral Plan, restated as of October 1, 1993, the Veda Employee Stock Ownership Plan, restated as of October 1, 1989, the Calspan SRL Corporation Savings Plan, amended and restated effective January 1, 1996, and the RAIL Company 401(k) Profit Sharing Plan, originally effective April 1, 1981. Effective July 1, 1998, the merged Plan ceased to be an employee stock ownership plan within the meaning of Internal Revenue Code section 4975(e)(7).

        Effective January 1, 1999, the Company merged the Pacific-Sierra Salary Reduction Plan, amended and restated as of March 1, 1990, into the Plan.

        Effective January 1, 2001, the Company merged the following plans into the Plan: the Pacific-Sierra Pension Plan, amended and restated as of January 1, 1989, the ERIM International, Inc. Retirement Plan, amended and restated as of January 1, 1998, the MRJ, Inc. Employees Retirement Savings 401(k) Plan, amended and restated effective January 1, 1987, the Trident Data Systems, Inc. 401(k) Profit Sharing Plan, effective January 1, 1991, and the ERIM International, Inc. 401(k) Supplemental Retirement Plan, effective May 1, 1997.

        The Plan is intended to be a qualified plan under Internal Revenue Code section 401(a), and is intended to include a qualified cash or deferred arrangement under Internal Revenue Code section 401(k). The Plan document shall be interpreted and administered in accordance with the requirements of the Internal Revenue Code, Treasury regulations, rulings, guidance from the Internal Revenue Service, and court cases as in effect from time to time, and the Plan shall be deemed to have been automatically amended from time to time to the extent required to comply with these requirements.

                            ARTICLE I - DEFINITIONS


        Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates otherwise:

        1.1. Account: The account or record maintained by the Employer showing the monetary value of the individual interest in the Trust Fund of each Participant.

        1.2. Actual Deferral Percentage:

                (a) The ratio (expressed as a percentage) of Deferred Compensation Amounts and Qualified Employer Deferral Contributions on behalf of each Participant for the Plan Year to the Participant's Compensation for the Plan Year. In order for Deferred Compensation Amounts to be included in the Actual Deferral Percentage for the Plan Year, such amounts must be attributable to Compensation that otherwise would have been paid to the Participant during the Plan Year, and must be paid to the Trust within 12 months following the close of the Plan Year.

                (b) In the case of a Highly Compensated Employee, the Actual Deferral Percentage for such Highly Compensated Employee shall be the greater of (i) the Actual Deferral Percentage determined by combining the contributions and Compensation of all of the Employee's family members who are eligible to participate in the Plan and who are Highly Compensated Employees (without regard to family aggregation), or (ii) the Actual Deferral Percentage determined by combining the contributions and Compensation of all family members.

        1.3. Adjustment Factor: The cost of living adjustment factor prescribed by the Secretary of the Treasury under Code section 415(d) for years beginning after December 31, 1987.

        1.4.    Administrator: The Company.


        1.5. Affiliated Group: Any corporation or business organization that is under common control with an Employer (as determined under Code section 414(b) or (c)), or that is a member of an affiliated service group with an Employer (as determined under Code section 414(m)), or that is an entity required to be aggregated pursuant to Code section 414(o) and the regulations thereunder. For purposes of applying the limitations set forth in Section 6.1, Code sections 414(b) and 414(c) shall be applied as modified by Code section 415(h).

        1.6. Age: The age of a Participant at his or her most recent birthday.

        1.7. Alternate Payee: A Spouse, former Spouse, child or other dependent of a Participant recognized by a Domestic Relations Order to have a right to receive all, or a portion of, the benefits under this Plan with respect to the Participant.

        1.8. Average Actual Deferral Percentage: The average (expressed as a percentage) of the Actual Deferral Percentages within the group of Highly Compensated Participants and within the group of non-highly compensated employees, respectively.

        1.9. Average Contribution Percentage: The average (expressed as a percentage) of the Contribution Percentages within the group of Highly Compensated Participants and within the group of non-highly compensated employees, respectively.

        1.10. Beneficiary: The person or persons entitled to receive any payments under the Plan at the death of a Participant.

        1.11.   Board of Directors or Board: The Board of Directors of the
Company.

        1.12. Calspan Account Balance: The account balance in the Calspan SRL Corporation Savings Plan of a Participant as of July 1, 1998 without adjustment.

        1.13. Code: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference in the Plan to a particular section of the Code shall include a reference to any regulations issued under the section, the corresponding section of any subsequently enacted federal revenue law, and any subsequent guidance issued by the Internal Revenue Service relating to the particular section.

        1.14. Company: Veridian Corporation or any successor by merger, consolidation, purchase or otherwise.

        1.15.   Compensation:

                (a) With respect to any Participant, the amount reported as wages on the Participant's Form W-2, increased by that portion of an Employee's gross pay that is subject to a Deferred Compensation Election under the Plan or under any Employer cafeteria plan that qualifies under Code section 125, even if not reported on Form W-2.

                (b)     Compensation shall exclude:

                        (i)     Any relocation payments;

                        (ii) Any retirement income payments which may be received;

                        (iii) Contributions by the Employer under the Plan (except as provided in (a) above) or any other qualified plan maintained by the Employer;

                        (iv)    Any foreign allowances or income tax
                reimbursements for any overseas Employees of the Employer;

                        (v) Any other payments made to or on behalf of overseas Employees necessitated by their status as overseas Employees of Employer;

                        (vi) Amounts realized from the exercise of a non-qualified stock option or sale or from the exercise of a qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

                        (vii) Amounts which receive special tax benefits including premiums for group-term life insurance (only if not included in gross income of Participant) and contributions toward the purchase of an annuity contract (whether or not contributions are includible in gross income of Participant).

                (c) "Compensation" includes only that portion of the above-described amounts actually paid during the portion of a Plan Year in which the Employee is a Participant in the Plan. In the case of an Employee who is employed by two or more Employers, the Employee's aggregate Compensation from all Employers shall be deemed to be his Compensation.

                (d) The amount of annual Compensation taken into account under the Plan for a Participant may not exceed $170,000, or an adjusted amount determined pursuant to Code sections 401(a)(17) and 415(d).

        1.16.   Contribution Percentage:

                (a) The ratio (expressed as a percentage) of the sum of the Employer Match Contribution on behalf of the Participant for the Plan Year and Post-Tax Contribution by the Participant to the Participant's Compensation for the Plan Year. In order for contributions to be included in the Contribution Percentage for a particular Plan Year, the Employer Match Contribution must be made on account of Deferred Compensation Amounts made during the Plan Year, must be allocated to the Accounts of Participants during the Plan Year, and must be paid to the Trust within 12 months following the close of the Plan Year.

                (b) In the case of a Highly Compensated Employee, the Contribution Percentage shall be the greater of (i) the percentage determined by combining the contributions and Compensation of all of the Employee's family members who are eligible to participate in the Plan and who are Highly Compensated Employees (without regard to family aggregation), or (ii) the percentage determined by combining the contributions and Compensation of all family members of the Employee eligible to participate in the Plan.

        1.17. Deferred Compensation Amount: The portion of a Participant's total Compensation for a Plan Year that the Participant has elected to defer pursuant to Section 3.5, not to exceed ten thousand five-hundred dollars ($10,500.00) dollars (as adjusted by the Adjustment Factor during any calendar year).

        1.18. Deferred Compensation Contribution: The contribution by the Employer made pursuant to the Participant's Deferred Compensation Election which shall equal the Deferred Compensation Contribution.

        1.19. Deferred Compensation Election: The election made by Participants pursuant to Section 3.5.

        1.20. Discretionary Contribution: The contribution made by the Employer in accordance with Section 3.1(d).

        1.21. Domestic Relations Order: A judgment, decree or order that (a) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, and (b) is made pursuant to a state domestic relations law.

        1.22. Effective Date: The effective date of this restatement of the Plan generally is January 1, 2001, unless otherwise provided herein.

        1.23. Elective Contribution: A contribution made hereunder that is deemed an elective contribution for purposes of Code section 401(k) and the regulations thereunder.

        1.24. Employee: Any person receiving Compensation from the Employer for services rendered to the Employer, or who would be receiving such Compensation except for an authorized leave of absence, but not including (i) any nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2) and the regulations thereunder) from the Employer which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3) and the regulations thereunder), (ii) any individual included in a unit covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining unless the collective bargaining agreement provides for the participation of the individual, (iii) leased employees as defined in Code section 414(n), or (iv) persons who are employed under the terms of contracts between an Employer and the United States government which contracts are governed by the Service Contract Act and are listed on Exhibit A. Paid consultants and independent contractors shall not be deemed "Employees". In addition, individuals originally classified as leased employees shall not be deemed "Employees" if they are later reclassified as common-law employees.

        1.25. Employer: The Company and any member of the Affiliated Group that normally adopts the Plan. As of the Effective Date, the term "Employer" includes Veridian Systems Division, Inc., Veridian Systems Incorporated, Veridian Engineering, Inc., Veridian Information Solutions, Inc., and Veritect, Inc.

        1.26. Employer Match Contribution: The contribution made by the Employer under Section 3.1(b).

        1.27. Employer Supplemental Contributions: Discretionary Contributions and Profit Sharing Contributions.

        1.28. ERIM Account Balance: The account balance in the ERIM International, Inc. Retirement Plan of a Participant as of the Effective Date without adjustment.

        1.29. ERISA: The Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

        1.30. Excess Contributions: The amounts described in Code section 401(k)(8)(B) (relating to amounts contributed which exceed the discrimination standard for contributions to this Plan).

        1.31. Excess Deferral Amounts: The amount of a Participant's Deferred Compensation Amounts claimed by the Participant in writing by no later than March 1 of any calendar year as being the amount for the calendar year or preceding calendar year which, if not distributed would, when added to amounts deferred under other plans or arrangements described in Code sections 401(k), 408(k) or 403(b), exceed the limit imposed by Code section 402(g) (as adjusted by the Adjustment Factor for the calendar year in which the deferral occurred), commonly referred to as the "10,500 limitation".

        1.32. 5% Owner: If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code section 318) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, a 5% Owner is any person who owns more than 5% of the capital or profits interest in the Employer.

        1.33. Forfeiture: The non-vested portion of a Participant's Employer Supplemental Contributions Account when a Participant ceases to participate in the Plan. A Forfeiture with respect to a Participant who terminates employment shall arise as of the date such Participant receives a distribution of the Participant's Account or in the case of a Participant who elects to defer receipt of his or her benefit, the date the Participant has incurred five (5) consecutive One-Year Breaks in Service. If a portion of a Participant's Employer Supplemental Contributions Account is forfeited, Forfeitures shall be charged first against non-Company Stock assets.

        1.34. Hardship: A circumstance involving heavy and immediate financial need of the Participant and shall refer only to those situations which satisfy the hardship distribution provisions of Code section 401(k) and the rules thereunder. Immediate and heavy financial needs shall mean:

                (a) Expenses incurred for or necessary to obtain medical care (as described in Code section 213(d)) by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code section 152);

                (b) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                (c) Payment of tuition and related educational fees (excluding room and board) for the next 12 months of post-secondary education for the Participant, his spouse or dependents;

                (d) Funds needed to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                (e)     Any additional needs approved by the Internal Revenue
        Service.

        1.35. Highly Compensated Employee: Effective for Plan Years beginning on or after January 1, 1997:

                (a) Except as otherwise provided below, a Highly Compensated Employee is an Employee who:

                        (i) Was at any time a 5% Owner during the Plan Year or the preceding Plan Year; or

                        (ii) Received Section 415 Compensation from the Employer in excess of $80,000 for the preceding Plan Year and, to the extent elected by the Employer pursuant to applicable treasury regulations, was in the top 20% of Employees, when ranked on the basis of Section 415 Compensation paid during the preceding Plan Year.

        The $80,000 amount referred to in this paragraph shall be adjusted by the Adjustment Factor. The determination of Highly Compensated Employees shall be made in accordance with Code section 414(q).

                (b) For purposes of determining the number of Employees in the top paid group described in subsection (a)(ii), the following Employees shall be excluded:

                        (i) Employees who have not completed six months of service;

                        (ii)    Employees who normally work less than 17-1/2

                hours per week;

                        (iii) Employees who normally work during not more than six months during any Plan Year;

                        (iv)    Employees who have not attained Age 21;

                        (v) Employees whose terms of employment are covered by a collective bargaining agreement between Employee representatives and the Employer; and

                        (vi) Employees who are non-resident aliens and who receive no United States earned income from the Employer.

                (c) A Highly Compensated Employee includes a former Employee who separated from service prior to the Plan Year for which the determination was made and who was an active Highly Compensated Employee for either (i) such Employee's separation year, or (ii) any Plan Year ending on or after the Employee's 55th birthday. An Employee who separated from service before January 1, 1987 will be included as a Highly Compensated Employee pursuant to this subsection only if the Employee was a 5% Owner or received Section 415 Compensation in excess of $50,000 during (x) the Employee's separation year (or the year preceding such separation), or (y) any year ending on or after such Employee's 55th birthday (or the last year ending before such Employee's 55th birthday).

                (d) For purposes of this Section, Section 415 Compensation shall include the Employee's Deferred Compensation Amounts, elective contributions under a cafeteria plan, and elective contributions under other arrangements permitted to be included under Code section 414(s).

        1.36. Hour of Service: An Employee shall be credited with one Hour of Service for:

                (a) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period in which the duties are performed.

                (b) Each hour (up to a maximum of 501 hours during a single continuous period) for which the Employee is paid or entitled to payment by the Employer for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. These hours shall be credited to the Employee for the computation period in which the duties would have been performed. Hours under this subparagraph shall be calculated and credited pursuant to Department of Labor Regulations section 2530.200b-2, which is incorporated in the Plan by this reference.

                (c) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subparagraphs (a), (b) or (d), as the case may be, and under this subparagraph (c). These hours shall be credited to the Employee for the computation period to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

                (d) For purposes of determining whether an Employee has a One-Year Break in Service, each hour (up to a maximum of 501 hours in a single continuous period) for which the Employee is absent because of
        (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or
        (iv) the Employee's caring for a child immediately after the birth or placement of the child. These hours shall be credited to the Employee for the computation period in which the absence begins only if the Participant would not otherwise be eligible to participate in the Plan in that computation period. In all other cases, these hours shall be credited to the next following computation period.

                (e) If the Employer leases employees, Hours of Service with the Employer shall be credited for any leased employee who is to be considered an Employee for purposes of the Plan.

                (f) For full time Employees, Hours of Service shall be credited at the rate of 45 hours per calendar week. Hours of Service shall be actual hours worked for all other Employees. In any case in which employment records do not accurately reflect hours worked, Hours of Service shall be credited at the rate of 45 hours per calendar week.

                (g) Effective December 12, 1994, notwithstanding any provisions in the Plan to the contrary, contributions and service credit with respect to qualified military service will be provided in accordance with the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and the special rules relating to veterans' reemployment rights under USERRA pursuant to Code section 414(u).

        1.37. Key Employee: An Employee, former Employee, or Beneficiary who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was (a) an officer of an Employer or Affiliated Group whose annual Section 415 Compensation from the Employer and Affiliated Groups exceeds 50% of the amount described in Code section 415(b)(1)(A), as adjusted; (b) one of the ten Employees who own (or are considered as owning, within the meaning of Code section 318) at least 0.5% and the largest interests in an Employer or Affiliated Group and whose annual Section 415 Compensation from the Employer and Affiliated Groups exceeds $30,000 (as that amount may be adjusted under Code section 415(c)(1)(A)); (c) a 5% Owner; or (d) a 1% owner of an Employer or Affiliated Group whose annual Section 415 Compensation from the Employer and Affiliated Groups exceeds $150,000. "Key Employee" shall also include the Beneficiary of a deceased Key Employee, as described above. The determination of Key Employee status shall be made in accordance with Code section 416, and the number of persons who are considered Key Employees shall be limited as provided under that section. A "non-Key Employee" is any Employee or former Employee who is not a Key Employee.

        1.38.   Limitation Year: The Plan Year.

        1.39.   Named Fiduciary: The Company.

        1.40. Normal Retirement Date: The last day of the month in which the Participant attains Age 65; with respect to those Participants who were former Employees of Calspan SRL Corporation, the last day of the month in which the Participant attains Age 60, but only with respect to the amount constituting the Calspan Account Balance.

        1.41. One-Year Break in Service: A One-Year Break in Service shall occur if an Employee fails to complete more than 500 Hours of Service during the twelve consecutive month period used for determining eligibility for participation pursuant to Article II.

        1.42. Pacific-Sierra Account Balance: The account balance in the Pacific-Sierra Pension Plan of a Participant as of the Effective Date without adjustment.

        1.43.   Participant: All classifications as hereinafter defined.

                (a) "Active Participant" shall mean an Employee included in the Plan as provided under Article II.

                (b) "Deceased Participant" shall mean a Participant who has died, but whose Account has not been fully distributed.

                (c) "Retired Participant" shall mean a Participant who has retired but whose Account has not been fully distributed.

                (d) "Terminated Participant" shall mean a Participant who is no longer an Employee, but who is entitled to a benefit under the Plan.

        1.44. Plan: The Veridian Retirement Savings Plan as set forth herein and as amended from time to time.

        1.45. Plan Year: The twelve consecutive month period beginning January 1 to December 31.

        1.46. Plan Year End Date: December 31 of each year in which the Plan and Trust are in effect.

        1.47. Post-Tax Contributions: The amount deferred from a Participant's Compensation under an election made by the Participant pursuant to Section 4.1.

        1.48. Prior Plan: The Calspan SRL Corporation Savings Plan, Veda Income Deferral Plan, the Veda Employee Stock Ownership Plan, the RAIL Company 401(k) Profit Sharing Plan, the Pacific-Sierra Salary Reduction Plan, the Pacific-Sierra Pension Plan, the ERIM International, Inc. Retirement Plan, the MRJ, Inc. Employees Retirement Savings 401(k) Plan, the Trident Data Systems, Inc. 401(k) Profit Sharing Plan, and/or the ERIM International, Inc. 401(k) Supplemental Retirement Plan.

        1.49. Profit Sharing Contribution: The contribution made by the Employer in accordance with Section 3.1(c).

        1.50. Qualified Domestic Relations Order: A Domestic Relations Order which (a) creates or recognizes the existence of an Alternate Payee's right to receive all or a portion of the benefits payable with respect to a Participant under a Plan and (b) meets the requirements of Code section 414(p).

        1.51. Qualified Employer Deferral Contributions: The qualified nonelective contributions taken into account under the terms of the Plan in determining the Actual Deferral Percentage.

        1.52.   Quarter End Day: The last day of each calendar quarter.

        1.53. Retirement: The termination of employment after an Employee has reached his Normal Retirement Date or incurred a Total and Permanent Disability. Retirement shall be considered as commencing on the day immediately following an Employee's last day of employment (or authorized leave of absence, if later).

        1.54. Rollover Account: The separate account maintained by the Trustee to receive and hold rollovers as provided in Article XVIII.

        1.55. Section 415 Compensation: An Employee's total annual compensation from the Employer and Affiliated Groups, as defined in the Treasury Regulations issued under Code section 415. Under this definition, "Section 415 Compensation" includes an Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer and Affiliated Groups (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, and effective for Limitation Years beginning on or after January 1, 1998, Deferred Compensation Contributions and contributions not includible in gross income under Code sections 125 or 132(f)(4)). For purposes of determining the Top Heavy allocation, the amount of a Participant's Section 415 Compensation that may be taken into account each year shall be limited to $170,000 as adjusted by the Adjustment Factor. "Section 415 Compensation" does not include:

                (a) Employer contributions (other than Deferred Compensation Amounts) made by the Employer or Affiliated Group to this Plan or to any other plan of deferred compensation to the extent that the contributions are not includible in the Employee's gross income for the taxable year in which they are contributed.

                (b) Amounts received from the exercise of a non-qualified stock option or from restricted property.

                (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.

                (d) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

        1.56. Spouse: The person to whom an employee is married in accordance with state law, except as otherwise provided in Treasury Regulations under Code sections 401(a)(11) and 417.


        1.57. Top Heavy: A plan is Top Heavy if it is one of one or more plans maintained by the Employer that are qualified under Code section 401(a) and under which the sum of the present values of accrued benefits of Key Employees under defined benefit plans and the account balances of Key Employees under defined contribution plans exceeds 60% of the sum of the present values of accrued benefits and account balances of all employees, former employees (except former employees who performed no services for the Employer for the five-year period ending on the determination date), and beneficiaries in the plans. The "determination date" is the date on which it is determined whether this Plan is Top Heavy. Such determination shall be made as of the last day of the immediately preceding Plan Year and shall be made in accordance with Code section 416(g). If the Employer and Affiliated Groups maintain more than one plan qualified under Code section 401(a), then (a) each such plan in which a Key Employee is a participant, and (b) each such plan that must be taken into account in order for a plan described in the preceding clause to meet the requirements of Code section 401(a)(4) or 410 shall be aggregated with this Plan to determine whether the plans, as a group, are Top Heavy. For purposes of the preceding sentence, a plan includes a terminated plan which was maintained by the Employer within the last five years ending on the determination date and which would otherwise be required to be aggregated with this Plan. The Employer and Affiliated Groups may aggregate any other qualified plan with this Plan to the extent that such aggregation is permitted by Code section 416(g).

        1.58.   Total and Permanent Disability or Totally and Permanently
Disabled: A physical or mental condition that, in the judgment of the Administrator based upon competent medical evidence satisfactory to the Administrator, totally and permanently prevents the Employee from engaging in substantial gainful employment with the Employer in any capacity suitable and appropriate for an individual with his or her background, training and experience.

        1.59. Trust: The trust created by the Trust Agreement which is part of this Plan and which is established to hold and invest the contributions made under the Plan.

        1.60. Trust Fund: All assets of whatsoever kind or nature held from time to time by the Trustee under the Trust, without distinction as to income and principal and without regard to source, i.e., contributions or earnings.

        1.61. Trustee: The Trustee of the Trust established pursuant to this Agreement, including any successor or successors and shall refer to one or more Trustees of the Plan.

        1.62. Valuation Date: Any business day that the New York Stock Exchange is open for trading or any other date chosen by the Administrator.

        1.63. Veda ESOP Balance: The account balance in the Veda Employee Stock Ownership Plan of a Participant as of July 1, 1998 without adjustment.

        1.64. Vested Interest: The portion of a Participant's Account in which the Participant has a non-forfeitable interest.

        1.65. Year of Service: A Plan Year during which the Employee completes at least one thousand (1,000) Hours of Service in the employ of the Employer.

                   ARTICLE II - ELIGIBILITY AND PARTICIPATION

        2.1.    Eligibility for Participation.

                (a) An Employee shall become a Participant as soon as administratively feasible following the Employee's date of hire.

                (b) An Employee who becomes a Participant shall continue to be a Participant until he or she retires, dies or otherwise terminates employment and he or she no longer maintains an Account balance in the Plan.

        2.2. Computation of Service Where an Employee Terminates Service and Later Returns to Service. Where an Employee terminates employment with the Employer and is later rehired, the Employee shall become an Active Participant as soon as administratively feasible following the Employee's date of rehire.

        2.3.    Effect of Plan Participation.

                (a) Each Employee, upon becoming an Active Participant hereunder, shall be conclusively deemed for all purposes to be bound by the terms and conditions of this Agreement.

                (b) The records of the Employer with respect to compensation, length of service, termination of service and reemployment of any Participant shall be conclusive and binding on said Participant and the Trustee may rely thereon.

                (c) The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for or inducement or condition of the employment of any person. Nothing herein contained shall be deemed to give to any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it be deemed to give the Employer the right to require an Employee to remain in its employ nor shall it interfere with the Employee's right to terminate his or her employment at any time.

                (d) No Employee may elect to waive participation at any time or for any reason.

                          ARTICLE III - CONTRIBUTIONS

        3.1. Determination of Employer Contribution. Except as provided in Exhibit C, each Plan Year the Employer shall contribute to the Plan:

                (a) The amount of the total Deferred Compensation Elections of all Participants who have elected to have Deferred Compensation Contributions made on their behalf by the Employer for the Plan Year made pursuant to Section 3.5.

                (b) An Employer Match Contribution which will match 100% of the Participant's Deferred Compensation Contributions and Post-Tax Contributions up to the first 3% of the Participant's Compensation for a calendar quarter. The Employer Match Contribution shall be made quarterly based on the Participant's Deferred Compensation Contributions and Post-Tax Contributions for the calendar quarter; provided, however, that the Participant must be employed by the Employer on the Quarter End Day to receive an Employer Match Contribution.

                (c) A quarterly Profit Sharing Contribution for those Participants employed by the Employer on the Quarter End Date (whether or not such Participants elected to have Deferred Compensation Contributions made pursuant to Section 3.5). The amount of the Profit Sharing Contribution shall be determined as follows:

                        (i) For Participants employed by Veridian Systems Division, Inc. or Veridian Systems Incorporated on the Quarter End Date, the amount of the Profit Sharing Contribution shall be six percent (6%) of the Participant's Compensation for the calendar quarter.

                        (ii) For Participants employed by the Company's Corporate division, Veridian Engineering, Inc., or Veridian Information Solutions, Inc. on the Quarter End Date the amount of the Profit Sharing Contribution shall be three percent (3%) of the Participant's Compensation for the calendar quarter.

                        (iii) Participants employed by Veritect, Inc., or any division or subsidiary not listed in paragraphs (i) or (ii) above, on the Quarter End Date shall not be eligible to receive a Profit Sharing Contribution.

                (d) An annual Discretionary Contribution for those Participants employed by the Employer on the last day of the Plan Year (whether or not such Participants elected to have Deferred Compensation Contributions made pursuant to Section 3.5). The amount of the Discretionary Contribution shall be determined as follows:

                        (i) For Participants employed by Veridian Systems Division, Inc. or Veridian Sitemaps Incorporated on the last day of the Plan Year, the amount of the Discretionary Contribution, if any, shall be determined by the Employer.

                        (ii) For Participants employed by Veridian Information Solutions, Inc. on the last day of the Plan Year the amount of the Discretionary Contribution, if any, shall be determined by the Employer.

                        (iii) For Participants employed in the Company's Corporate division on the last day of the Plan Year, the amount of the Discretionary Contribution, if any, shall be determined by the Employer.

                        (iv)    For Participants employed by Veritect, Inc. on

                the last day of the Plan Year, the amount of the Discretionary Contribution, if any, shall be determined by the Employer.

                        (v) For Participants employed by Veridian Engineering, Inc. subsidiary on the last day of the Plan Year, the amount of the Discretionary Contribution, if any, shall be determined by the Employer.

        A Discretionary Contribution shall be made at the sole discretion of the Employer. If a Discretionary Contribution is made it shall be made on or before the last day permitted by law for filing the Employer's federal income tax return, including extensions thereof.

                (e) Notwithstanding the foregoing, for any Plan Year in which the Plan is Top Heavy, the sum of Employer Match Contribution and the Employer Supplemental Contribution for each Participant who is not a Key Employee and is an Employee on the last day of the Plan Year shall be at least equal to the lesser of (i) 3% of the Participant's Section 415 Compensation, or (ii) the percentage of the Participant's Section 415 Compensation that is equal to the highest percentage of Section 415 Compensation at which Employer contributions are allocated to a Key Employee's Account for such Plan Year. To the extent this minimum allocation is provided under any other defined contribution plan maintained by the Employer, or to the extent the minimum allocation has already been met by the Employer contribution (other than Deferred Compensation Contributions) for the Plan Year, it shall not be provided under this Plan. The minimum allocation shall be provided under this Plan before it is provided under any provision of another defined contribution plan similar to this Section 3.1(e).

        3.2. Limitation on Contributions. Notwithstanding the above, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code section
404. All contributions by the Employer shall be made in cash or in such property as is otherwise acceptable to the Trustee. The Employer's aggregate Employer contributions (including Deferred Compensation Contributions) for any Plan Year shall be conditioned on deductibility under Code section 404 and shall not exceed 15% of the total Compensation received by all Participants during the Plan Year, or such greater or lesser percentage as may be allowed as a deduction from the gross income of the Employer as provided in Code section 404(a)(3). If for any Plan Year the Employer maintains a pension or annuity plan qualified under Code section 401 in addition to this Plan, the total contributions deductible for the Plan Year under this Plan and the pension or annuity plan shall not exceed, in the aggregate, 25% of the total Compensation of the participants in all such plans, or such greater or lesser percentage as may be allowed as a deduction from the gross income of the Employer under Code section 404.

        3.3.    Time for Payment of Contributions.

                (a) Employer Match Contributions and Employer Supplemental Contributions that are not deemed Elective Contributions shall be paid to the Trustee in one or more installments not later than the time prescribed by law for filing the Employer's federal income tax return, including extensions thereof (or at such other time as allowed by law).

                (b) Deferred Compensation Contributions shall be paid to the Trustee on a regular basis determined by the Administrator, provided that Deferred Compensation Contributions for a Plan Year must be paid to the Trustee as soon as practicable after such assets can be separated from the general assets of the Employer and, in no event, later than the time required under ERISA.

        3.4. No Right or Duty of Inquiry. Neither the Trustee, the Administrator, nor any Participant shall have any right or duty to inquire into the amount of an Employer's annual contribution or the method used in determining the amount of the Employer's contribution. The Trustee shall be accountable only for funds actually received by him.

        3.5.    Deferred Compensation Election.

                (a) It is intended that the Plan qualify under the rules of Code section 401(k). Each Participant who is eligible to have a contribution made to the Plan on his or her behalf for such Plan Year shall make a Deferred Compensation Election according to the rules set forth in this Section.

                (b) All Participants shall be eligible to make the Deferred Compensation Election and shall be eligible to have a Deferred Compensation Contribution made to their Accounts for the Plan Year, including:

                        (i)     Participants who died during the Plan Year.

                        (ii)    Participants who retired during the Plan Year.

                        (iii) Participants who are on a paid absence approved by the Employer pursuant to standard personnel practices during the Plan Year.

                        (iv) Participants who become Totally and Permanently Disabled during the Plan Year.

                        (v) Participants receiving short term disability payments from the Employer.

                (c) Under a Deferred Compensation Election, a Participant may elect to have his or her regular salary or wages reduced by a percent of Compensation. The minimum Deferred Compensation Contribution shall be one-half of one percent (0.5%) of Compensation and shall be made in increments of one-tenth of one percent (0.1%). The maximum Deferred Compensation Contribution shall be sixteen percent (16%) of Compensation (twelve percent (12%) if the Participant is a Highly Compensated Employee or is employed by Veridian Systems Division, Inc. or Veridian Systems Incorporated); provided, however, that if the Participant has elected to make Post-Tax Contributions, the provisions of Article V shall apply. The Employer shall contribute to the Participant's Account an amount equal to the reduction in the Participant's salary or wages. The Administrator may establish a lower percentage limit on Deferred Compensation Contributions for Participants who are Highly Compensated Employees. All Participants shall be eligible to make a Deferred Compensation Contribution.

                (d) The term "Deferred Compensation Contribution" shall also include amounts elected by a Participant for deferral to this Plan under any cafeteria plan of the Employer that qualifies under Code section 125, but such amounts shall be disregarded in determining the percentage chosen in (c) above.

                (e) Elections shall be made on forms provided by the Administrator or other methods prescribed by the Administrator and shall be governed by the following, including such other reasonable rules as may be adopted in a uniform, nondiscriminatory manner:

                        (i) A Deferred Compensation Election shall be effective as of the first payroll period beginning after receipt of the election by the Employer or at such other time specified in rules established by the Administrator.

                        (ii) A Deferred Compensation Election may be changed by a Participant at any time specified in rules established by the Administrator.

                        (iii) The Administrator may establish limits on the amount or percentage of Deferred Compensation Elections for Highly Compensated Participants as a group and for other Participants as a group for any Plan Year, provided that the amount or percentage limits for Highly Compensated Participants shall be no greater than the amount or percentage limits for other Participants.

                        (iv) The Administrator may limit the Deferred Compensation Election for any Highly Compensated Participant at any time during the Plan Year, if the Administrator determines that such limitation is necessary to ensure that a Participant's Annual Addition (as defined in Section 6.1(b)) for any year will not exceed the limitations of Article VI or to ensure that the discrimination tests of Code section 401(k) will be met for such year.

                        (v) No Participant shall be permitted to make an election in an amount exceeding the dollar limitation applicable to Deferred Compensation Amounts.

        3.6. Anti-Discrimination Test for Deferred Compensation Contributions. Effective for Plan Years beginning on or after January 1, 1997:

                (a) Each Plan Year, the Average Actual Deferral Percentage of eligible Highly Compensated Employees for the Plan Year shall not exceed the greater of:

                        (i) The Average Actual Deferral Percentage of all other eligible Employees for the immediately preceding Plan Year multiplied by 1.25; or

                        (ii) The lesser of the Average Actual Deferral Percentage of all other eligible Employees for the immediately preceding Plan Year multiplied by 2, or the Average Actual Deferral Percentage of all other eligible Employees for the immediately preceding Plan Year plus 2 percentage points.

                (b) Notwithstanding the foregoing, the Committee may elect in accordance with Code section 401(k)(3)(A) to apply the Actual Deferral Percentage of all other eligible Employees for the current Plan Year, instead of the Average Actual Deferral Percentage for such Employees for the immediately preceding Plan Year, in performing the tests described above.

                (c) Notwithstanding the foregoing provisions of the Plan, the Plan shall meet the anti-discrimination test of Code section 401(k), described in subsection (a) and applicable regulations, for each Plan Year. In order to meet the anti-discrimination test, any or all of the following steps may be taken:

                        (i) At any time during the Plan Year, the Administrator may limit the Deferred Compensation Contributions that may be made on behalf of Highly Compensated Employees.

                        (ii) The Administrator may reduce the Deferred Compensation Contributions made for the Plan Year to the extent necessary to meet the requirements of Code section 401(k), in the manner described in Section 3.8.

                        (iii) The Administrator may recommend that the Employer make an additional Employer contribution to the Plan for the benefit of Participants who are not Highly Compensated Employees. This additional contribution may be allocated based on Participants' Compensation and will be allocated to the Participants' Deferred Compensation Contributions Accounts.

                        (iv) If the test described in subsection (a) is not satisfied for a Plan Year, the Administrator may use any other test permitted under Code section 401(k) to determine whether the Plan meets the anti-discrimination requirements of Code section 401(k). The limitations of Section 3.6(a)(ii) shall be used only to the extent permitted by applicable Treasury regulations.

                        (v) The Administrator may take any other steps that the Administrator deems appropriate.

                (d) If the Employer maintains more than one plan qualified under Code section 401(a), and if the plans are aggregated for purposes of satisfying Code section 401(a)(4) or 410(b)(1)(A) or (B), all qualified cash or deferred arrangements contained in such plans shall be aggregated for purposes of performing the anti-discrimination test for Deferred Compensation Contributions. If a Highly Compensated Employee participates in more than one plan of the Employer, all salary reduction contributions made by the Highly Compensated Employee under all such plans shall be aggregated for purposes of performing the test outlined in subsection (a).

        3.7. Anti-Discrimination Test for Employer Match and Post-Tax Contributions. Effective for Plan Years beginning on or after January 1, 1997:

                (a) Each Plan Year, the Average Contribution Percentage of eligible Highly Compensated Employees for the Plan Year shall not exceed the greater of:


                        (i) The Average Contribution Percentage of all other eligible Employees for the immediately preceding Plan Year multiplied by 1.25; or

                        (ii) The lesser of the Average Contribution Percentage of all other eligible Employees for the immediately preceding Plan Year multiplied by 2, or the Contribution Percentage of all other eligible Employees for the immediately preceding Plan Year plus 2 percentage points.

                (b) Notwithstanding the foregoing, the Committee may elect in accordance with Code section 401(m)(2)(A) to apply the Contribution Percentage of all other eligible Employees for the current Plan Year, instead of the Average Contribution Percentage for such Employees for the immediately preceding Plan Year, in performing the tests described above.

                (c) Notwithstanding the foregoing provisions of the Plan, the Plan shall meet the anti-discrimination test of Code section 401(m), described in subsection (a) and applicable regulations, for each Plan Year. In order to meet the anti-discrimination test, any or all of the following steps may be taken:

                        (i) At any time during the Plan Year, the Administrator may limit the amount of Employer Match Contributions and Post-Tax Contributions that may be made on behalf of Highly Compensated Employees.

                        (ii) The Administrator may reduce the Employer Match Contributions made for the Plan Year to the extent necessary to meet the requirements of Code section 401(m), in the manner described in Section 3.8.

                        (iii) The Administrator may recommend that the Employer make an additional Employer contribution to the Plan for the benefit of Participants who are not Highly Compensated Employees. This additional contribution may be allocated based on Participants' Compensation. In order for such contribution to be taken into account for purposes of the anti-discrimination test described in subsection (a), the contribution must satisfy the conditions described in Treasury Regulations section 1.401(m)-1(b)(5).

                        (iv) Notwithstanding the foregoing, if the test described in subsection (a) is not satisfied for a Plan Year, the Administrator may use any other test permitted under Code section 401(m) to determine whether the Plan meets the anti-discrimination requirements of Code section 401(m). The limitations of Section 3.7(a)(ii) shall be used only to the extent permitted by applicable Treasury regulations.

                        (v) The Administrator may take any other steps that the Administrator deems appropriate.

                (d) If the Employer maintains more than one plan qualified under Code section 401(a), and if the plans are aggregated for purposes of satisfying Code section 401(a)(4) or 410(b)(1)(A) or (B), all Employer contributions made to such plans will be aggregated for purposes of performing the anti-discrimination test described in subsection (a). If a Highly Compensated Employee is eligible to participate in more than one plan maintained by the Employer, the Employer Match Contributions made on behalf of the Highly Compensated Employee under all such plans will be aggregated for purposes of performing the anti-discrimination test described in subsection (a).

                (e) Notwithstanding any other provision in the Plan, the sum of the Average Actual Deferral Percentage and the Average Contribution Percentage on behalf of Highly Compensated Employees may not exceed the "aggregate limit" permitted under the multiple use test, as set forth in Treasury Regulations section 1.401(m)-2(b). If the aggregate limit is exceeded, the Employer Match Contributions and Deferred Compensation Contributions of those Highly Compensated Employees who participate in the Plan will be reduced, in accordance with Code sections 401(k)(8)(C) and 401(m)(6)(C). The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Contribution under Section 3.8(b). The Average Actual Deferral Percentage and the Average Contribution

        Percentage of the Highly Compensated Employees are determined after any correction required to be made under this subsection (d). Multiple use does not occur if both the Average Actual Deferral Percentage and the Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage and the Average Contribution Percentage of the non-highly compensated Employees.

        3.8.    Distribution of Excess Contributions.

                (a) If a Participant's Deferred Compensation Amounts exceed the $10,500 limitation (as adjusted by the Adjustment Factor for a calendar year), the amount of Deferred Compensation Contributions in excess of the limit and income attributable to those contributions shall be distributed to the Participant following the close of the calendar year in which the Deferred Compensation Contributions were made.

                (b) For purposes of this Section, "Excess Aggregate Contributions" means, for a Plan Year, the excess of Employer Match Contributions and Post-Tax Contributions of Highly Compensated Employees over the maximum amount of such contributions permitted under the anti-discrimination tests described in Section 3.7. Any Excess Contributions and any Excess Aggregate Contributions and income attributable to those contributions shall be distributed to the Highly Compensated Employees after the close of the Plan Year (but by March 15 after the close of the calendar year) to which the Deferred Compensation Contributions and Employer Match Contributions relate. In determining the amount of the distributions under this Section, the Administrator shall use the leveling method described in subsection (e).

                (c) The amount of income attributable to Excess Contributions or Excess Aggregate Contributions is that portion of the income on the Participant's Account to which the contributions were allocated for the Plan Year that bears the same ratio as the amount of Excess Contributions or Excess Aggregate Contributions for the Plan Year bears to the total balance of that Account. Such calculations shall be made in accordance with Treasury Regulations sections 1.401(k)-1(f)(4) and 1.401(m)-1(e)(3).

                (d) The distributions required under this Section may be made without the consent of the Participant or his spouse and may be made without regard to any Qualified Domestic Relations Order, as described in Section 12.2.

                (e) Effective for Plan Years beginning on or after January 1, 1997, the leveling method of reducing an Employee's Excess Contributions and an Employee's Aggregate Contributions means the method of reducing the Excess Contributions and Excess Aggregate Contributions of Highly Compensated Employees as described in Code section 401(k)(8)(C) and 401(m)(6)(C), respectively, and the treasury regulations promulgated thereunder.

                (f)     The amount of Excess Contributions determined under
        Section 3.6 shall be reduced by Deferred Compensation Amounts exceeding the $10,500 limitation (as adjusted by the Adjustment Factor), which were previously distributed for the taxable year ending in the same Plan Year.

        3.9. Non-Reversion: It shall be impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries. However, the Employer's contribution under the Plan for any Plan Year shall be conditioned upon (i) the Plan initially being a qualified plan under Code section 401(a) for such Plan Year, and (ii) the contribution being deductible under Code section 404. If, after the Employer's contribution has been made, it is determined that a condition described in (i) or (ii) was not satisfied with respect to such contribution, or that all or a portion of such contribution was made under a mistake of fact, the Trustee shall refund to the Employer, within one year of the date the contribution is remitted to the Trustee, if such contribution is made by reason of a mistake of fact, or within one year of the denial of qualification or disallowance of the deduction, the amount of the contribution that was affected by the mistake of fact, or by a condition described in (i) or (ii) not being satisfied, subject to the following rules:

                (a) The Trustee shall be under no obligation to make such refund unless a written direction to make the refund, signed by an authorized representative of the Employer, is submitted to the Trustee.

                (b) Earnings attributable to the refundable amount shall not be refunded, but the refundable amount shall be reduced by a proportionate share of any losses of the Trust from the date of crediting by the Trustee to the date of segregation.

                (c) The Trustee shall be under no obligation to verify that the refund is allowable or timely and shall be entitled to rely on the Employer's written direction to act.

                ARTICLE IV - PARTICIPANT VOLUNTARY CONTRIBUTIONS

        4.1. Participant Voluntary Post-Tax Contributions. Voluntary post-tax contributions by Participants shall be permitted. A Participant may elect in accordance with rules prescribed by the Administrator to make Post-Tax Contributions to the Plan. Post-Tax Contributions may be made by payroll withholding, as determined by the Administrator. If the Participant does not already have an investment election on file with the Administrator, his election to make Post-Tax Contributions to the Plan shall include his election as to the investment of his contributions. A Participant's election to make Post-Tax Contributions by payroll withholding may be made effective as of any date occurring on or after the date on which he becomes a Participant. Post-Tax Contributions by payroll withholding shall commence with the first payroll period beginning on or after the date on which the Participant's election is effective.

        4.2. Amount of Post-Tax Contributions. The amount of Post-Tax Contributions made by a Participant shall be an integral percentage of his Compensation of not less than one-half of one percent (0.5%) nor more than sixteen percent (16%) (twelve percent (12%) if the Participant is a Highly Compensated Employee or is employed by Veridian Systems Division, Inc. or Veridian Systems Incorporated), in increments of one-tenth of one percent (0.1%). The total amount of the Post-Tax Contributions and Deferred Compensation Contributions made by, or on behalf of, a Participant in a Plan Year shall not exceed sixteen percent (16%) of Compensation (or twelve percent (12%) if the Participant is a Highly Compensated Employee or is employed by Veridian Systems Division, Inc. or Veridian Systems Incorporated). The Administrator may establish a lower percentage limit on Post-Tax Contributions or on the total amount of Post-Tax Contributions and Deferred Compensation Contributions for Participants who are Highly Compensated Employees.

        4.3. Changes in Payroll Withholding Authorization. A Participant may change the percentage of his future Compensation that he contributes to the Plan as Post-Tax Contributions by payroll withholding at such time or times during the Plan Year, by such method as the Administrator may prescribe, and made such number of days prior to the date such change is to become effective as the Administrator shall prescribe. A Participant who changes his payroll withholding authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 4.2. Post-Tax Contributions shall be made pursuant to a Participant's amended payroll withholding authorization filed in accordance with this Section 4.3 commencing with Compensation paid to the Participant on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

        4.4. Suspension of Post-Tax Contributions by Payroll Withholding. A Participant who is making Post-Tax Contributions by payroll withholding may have such contributions suspended at any time by giving such number of days advance written notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Participant on or after the expiration of the required notice period and shall remain in effect until Post-Tax Contributions are resumed as hereinafter set forth.

        4.5. Resumption of Post-Tax Contributions by Payroll Withholding. A Participant who has voluntarily suspended his Post-Tax Contributions made by payroll withholding in accordance with Section 4.4 may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe, by such method as the Administrator may prescribe, and made by such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

               ARTICLE V - ALLOCATION OF CONTRIBUTIONS AND INCOME

        5.1.    Participant Account.

                (a) Except as provided under Section 3.1, each Participant shall have one Account established and maintained for each of the Participant's (i) Deferred Compensation Contributions, (ii) Employer Match Contributions, (iii) Employer Supplemental Contributions, (iv) Rollover Contributions pursuant to Article XVIII, (v) Stock Fund amounts, (vi) Post-Tax Contributions, (vii) a Veda ESOP Balance, and
        (viii) such other accounts as determined by the Committee.

                (b) Such Accounts shall reflect all interest, dividends, and other income and losses of the Trust, and the realized and unrealized gains and losses of the Trust, as are properly allocable to the Participant's Account.

        5.2. Allocation of Employer Contributions and Forfeitures. Except as provided in Exhibit C, Employer contributions and Forfeitures shall be allocated to each Participant's Account for each Plan Year as of the Plan Year End Date as follows, or as otherwise described:

                (a) With respect to the Employer Match Contribution, the Trustee shall allocate, as of the last day of each calendar quarter, to each Participant's Account an amount which will match 100% of the Participant's Deferred Compensation Amounts and Post-Tax Contributions for the calendar quarter up to the first 3% of the Participant's Compensation for the calendar quarter; provided, however, that the Participant must be employed by the Employer on the Quarter End Day to receive an Employer Match Contribution, and further provided that the Trustee shall not allocate to any Participant any amounts with respect to Deferred Compensation Amounts required to be distributed under
        Section 3.8.

                (b) With respect to the Deferred Compensation Contribution, the Trustee shall allocate to each Participant's Account an amount equal to each such Participant's Deferred Compensation Contribution for the Plan Year, provided that the amount shall not exceed ten thousand five hundred dollars ($10,500) or such other amount as may be permitted by Code section 402(g)(1) (as adjusted by the Adjustment Factor).

                (c) With respect to Profit Sharing Contributions, such contributions shall be allocated to an eligible Participant's Account as of the last Valuation Date of each calendar quarter according to a ratio the numerator of which is the Participant's Compensation for the calendar quarter and the denominator of which is total Compensation paid to all eligible Participants for the calendar quarter.

                (d) With respect to Discretionary Contributions, such contributions shall be allocated to an eligible Participant's Account as of the last Valuation Date of each Plan Year according to a ratio the numerator of which is the Participant's Compensation for the Plan Year and the denominator of which is total Compensation paid to all eligible Participants for the Plan Year.

                (e) With respect to Forfeitures, Forfeitures shall be used to reduce the Employer Match Contribution as of the next date for allocation of the Employer Match Contribution. Any remaining Forfeitures shall be used to pay expenses of the Plan.

        5.3. Allocation of Net Income, Gain or Loss of the Trust. The Trustee shall adjust proportionately each Participant's Account so as to reflect the total net income or loss of the Account on each Valuation Date and any increase or decrease in the value of the Account since the last Plan Year End Date or prior Valuation Date, and to reflect any distributions, withdrawals, or loans made since the preceding Plan Year End Date or prior Valuation Date and not yet deducted. The allocation shall be made to each Participant's Account in accordance with any reasonable individual accounting method prescribed by the Trustee.

        5.4. Valuation of Trust Assets. Except as provided under Article XIX regarding Company Stock, the Trust assets shall be valued by the Trustee daily at their then fair market value.

        5.5. Recordkeeping and Trust Administration. The Trustee shall keep appropriate books and records showing the respective interests of all Participants hereunder. The Trustee shall hold and administer all of the Accounts either (i) as individual accounts or (ii) as a common trust fund of Accounts in which case the interest of each Participant in the fund shall be an undivided interest until said interest shall have been fully distributed as herein provided.

                    ARTICLE VI - LIMITATIONS ON ALLOCATIONS

        6.1.    Annual Addition.

                (a) Effective for Plan Years beginning on or after January 1, 1995, notwithstanding any other provision of this Plan to the contrary, the total amount of the Annual Addition (defined below) that may be allocated to the Accounts of any Participant for any Limitation Year shall not exceed the lesser of (i) $30,000, as adjusted by the Adjustment Factor or (ii) 25% of the Participant's Section 415 Compensation.

                (b) For purposes of this Section, the term "Annual Addition" means the total of the following amounts credited to the Participant's
        Accounts: (i) the Employer Match Contributions, (ii) the Employer Supplemental Contributions for the Plan Year, (iii) the Deferred Compensation Contributions for the Plan Year, (iv) the forfeitures allocated to the Participant's Account, if any, and (v) amounts described in Code sections 415(l)(1) and 419A(d)(2).

                (c) If the Annual Addition to a Participant's Account in any Limitation Year exceeds the limitation of this Section, then the amounts that would have been credited to his Account but for this Section in excess of the limitation shall be administered as follows:

                        (i) Any excess amount attributable to Deferred Compensation Contributions shall be returned to the Participant;

                        (ii) Any excess amount attributable to Employer contributions shall be deemed to be a forfeiture as of the end of the Plan Year to which the limitation applies and shall be reallocated among the Accounts of Participants (other than Participants to whom the limitation applies) as a forfeiture as of the next succeeding Plan Year End Date in such manner that no allocation to an Account exceeds the limitation imposed by this Section; and

                        (iii) If the limitation imposed by this Section continues to be exceeded with respect to each Participant, then the excess amount as finally determined shall be held unallocated in a suspense account. The amount held in the suspense account shall be allocated, as of the end of the next following Plan Year, and succeeding Plan Years as necessary among the Accounts of Participants entitled to an allocation as of that date. The allocation as of the end of the next following Plan Year shall be made before any contributions that would constitute Annual Additions are made to the Plan for that Plan Year. The suspense account shall not be subject to adjustment for investment gains or losses. Upon termination of the Plan, the assets of any suspense account then in existence shall be returned to the Employer.

                        (d) If the Employer and Affiliated Group maintain more than one defined contribution plan qualified under Code section 401, then this Section shall be applied in such a way that the total Annual Addition under all such plans shall not exceed the amount specified in subsection (a).

        6.2. Benefit Limitations - Multiple Plans. For Plan Years beginning before January 1, 2000, if an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer or an Affiliated Group, then the sum of his "defined benefit plan fraction" (defined below) and his "defined contribution plan fraction" (defined below) for any Limitation Year as applied to the plans shall not exceed 1.0. Either the benefits provided under the defined benefit plans or the contributions made to the defined contribution plans shall be reduced to the extent necessary to comply with this limitation. For purposes of this Section:

                (a) The "defined benefit plan fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under all defined benefit plans of the Employer and Affiliated Group (determined as of the close of the Limitation
        Year), and the denominator of which is the lesser of:

                        (i) The product of 1.25 multiplied by $90,000 (or such other amount as is permitted or required to be used under Code section 415(e)); or

                        (ii) The product of 1.4 multiplied by 100% of the Participant's average Section 415 Compensation from the Employer for the three consecutive years that will produce the highest average.

        The $90,000 amount referenced above shall be adjusted at the same time and in the same manner as required by Code section 415(e).

                (b) The "defined contribution plan fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the "annual additions" (defined below) to the Participant's accounts as of the close of the Limitation Year under this Plan and all other defined contribution plans of the Employer and Affiliated Groups and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each previous Year of Service with the Employer and Affiliated Groups:

                        (i) The product of 1.25 multiplied by the dollar limitation in effect under Code section 415(c)(1)(A); or

                        (ii) The product of 1.4 multiplied by 25% of the Participant's Section 415 Compensation for the Plan Year.

                (c) "Annual additions" means the following allocations to a Participant's account in a defined contribution plan: (i) Deferred Compensation Contributions, (ii)

        Employer contributions, (iii) forfeitures, and (iv) 100% of the Participant's voluntary contributions, if any.

                (d) As an alternative to the foregoing, in determining the limits of this Section, the Administrator may use any method permissible under Code section 415.

                (e)     For any Plan Year in which the Plan is Top Heavy, the
        1.25 amount described above shall be changed to 1.0 unless:

                        (i)     The sum of the present value of accrued
                benefits and account balances of Key Employees under all plans aggregated pursuant to Section 1.49 does not exceed 90% of the sum of the total present value of accrued benefits and account balances of all employees, former employees and beneficiaries in the plans; and

                        (ii) The minimum accrued benefit is increased to the amount required by Code section 416(h).

        6.3. Correction of Error. If an error is made in the adjustment of a Participant's Account, the error shall be corrected by the Administrator, and any gain or loss resulting from the correction shall be credited to the income or charged as an expense of the Trust Fund for the Plan Year in which the correction is made. In no event shall the Accounts of other Participants be adjusted because of the error.

        6.4. Trust as Single Fund. The creation of separate Accounts for accounting and bookkeeping purposes shall not restrict the Trustee in operating the Trust as a single Fund.

ARTICLE VII - BENEFITS AND METHODS OF PAYMENTS

        7.1. Benefits Generally. Except as provided in Section 7.9 below, benefits shall be distributable from the Trust to a Participant or Beneficiary, if applicable, only upon the following occasions (the "Distribution Event"):

                (a)     Termination of Employment of the Participant (see
        Article VIII);

                (b)     Retirement of the Participant (see Article IX);

                (c)     Total and Permanent Disability of the Participant (see
        Article IX);

                (d)     Death of the Participant (see Article X);

                (e)     Hardship of the Employee (see Section 7.8);

                (f) Termination of the Plan without establishment or maintenance of another defined contribution plan by the Employer (other than an employee stock ownership plan) (see Section 7.3(e)(iv)); or

                (g)     Attainment of Age 59-1/2 (see Section 7.9).

        7.2. Value of Benefit. The amount of the benefit for a Participant under the Plan shall be that which can be provided by distributing the value of his or her Account. The value of the Participant's Account shall be the value as of the last Valuation Date on or before distribution of such benefit plus any Deferred Compensation Contributions made to such Account after such Valuation Date but made on or before the date of distribution of the Account.

        7.3.    Commencement of Benefits.

                (a) Subject to the following subsections and to the extent required by law, a Retired or Deceased Participant's vested account balance shall be distributed (or shall begin to be distributed) as soon as administratively practicable following the date on which the Participant retires or dies.

                (b) If the distribution is to be made before the Participant's Normal Retirement Date, the Participant must consent to the distribution before it may be made. If the Participant does not consent to the distribution, and does not later elect to receive a distribution, the Participant's Account balance will be held in the Trust Fund until his Normal Retirement Date, and then will be distributed.

                (c) Effective for Plan Years beginning on or after January 1, 1997, each Participant's Account must begin to be distributed in accordance with the following rules, except as otherwise permitted by law:

                        (i) If the Participant is not a 5% Owner, the Participant's Account must be distributed (or must begin to be distributed) by the April 1 following the later of (x) the calendar year in which the Participant attains Age 70-1/2, or
                (y) the calendar year in which the Participant retires.

                        (ii) If the Participant is a 5% Owner, the Participant's Account must be distributed (or must begin to be distributed) not later than the April 1 following the calendar year in which the Participant attains Age 70-1/2.

        These rules apply notwithstanding any other provision in the Plan to the contrary. Distributions under this Section shall be made in accordance with Code section 401(a)(9) and any regulations thereunder. The Participant may elect whether life expectancy will be redetermined annually as provided in Code section 401(a)(9)(D); if no such election is made, life expectancy will not be recalculated.

                (d) Notwithstanding the foregoing, and unless the Participant otherwise consents, distributions must generally commence not later than 60 days following the close of the Plan Year in which occurs the latest of:

                        (i)     The date the Participant attains Age 65;

                        (ii) The 10th anniversary of the date on which the Participant first commenced participation in the Plan; or

                        (iii) The date on which the Participant separates from service.

                (e) Notwithstanding anything in the Plan to the contrary, in no event may a Participant's Deferred Compensation Contributions Account be distributed before:

                        (i) The Participant incurs a Total and Permanent Disability, terminates employment, attains Age 59-1/2, or incurs a Hardship;

                        (ii) The Participant transfers employment to an employer that has purchased substantially all of the assets used by the Participant's former employer in his trade or business;

                        (iii) The Participant is and continues to be employed by a corporation that was formerly a subsidiary of an Employer or Affiliated Group and whose stock has been sold; or

                        (iv) The Plan is terminated and the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan).

        This Section shall be interpreted to comply with Code section 401(k).

                (f) An Alternate Payee shall be entitled to receive a distribution from a Participant's Account (pursuant to a Qualified Domestic Relations Order and the terms of Section 12.2), notwithstanding the fact that the Participant is not currently eligible to receive a distribution from the Plan. The distribution must be made in accordance with the procedures described in Code section 414(p), and if the distribution would exceed $5,000, the Alternate Payee must consent to the distribution. For purposes of the preceding sentence, the $5,000 limit shall be effective for Plan Years beginning after August 5, 1997 and shall be applied in accordance with applicable Treasury Regulations. Should an Alternate Payee not receive a distribution under this Section and elect, instead, to maintain an Account in the Plan, the provisions of Section 11.3(c) with respect to required beginning dates shall apply to the Alternate Payee as if he were a Participant. In no event will an Alternate Payee be permitted to receive a distribution under this subsection if the Participant is not 100% vested in his Account.

        7.4.    Form of Benefit Payments.

                (a) Except as provided in Section 7.4(b) or (d), or as provided in Exhibit C, the Trustee shall distribute to the Participant (or Beneficiary) his or her Account balance according to one of the following payment methods selected by the Participant (or the Beneficiary if the Participant is not living):

                        (i)     Distribution in a lump sum;

                        (ii) Distribution in regular installments over a period of years not to exceed the life expectancy of the Participant or the life expectancies of the participant and his or her designated Beneficiary;

                        (iii) A combination of cash payment at retirement and regular installments thereafter; or

                        (iv) Any such other payment method that is not a life annuity.

        If a distribution to a Participant is made in other than a lump sum, the balance remaining in the Participant's Account shall share in the allocation of income and increase in equity of the Trust, but in no event shall such Account share in the allocation of Employer contributions or in forfeitures (if any). The Trustee shall establish a reasonable method for such allocation.

                (b) With respect to each Participant who has a Calspan Account Balance, an ERIM Account Balance, or a Pacific-Sierra Account Balance the following shall also be available as an optional form of benefit with respect to the Participant's Calspan Account Balance, ERIM Account Balance, and Pacific-Sierra Account Balance:

                        (i)     Any Participant who is entitled to a
                distribution on or after his attainment of Age 60 may elect to receive distribution in the form of an annuity contract. If such an election is made, distribution shall be made through the purchase of a single premium, nontransferable annuity contract for such term and in such form as the Participant shall select, subject to the provisions directly following. The terms of any annuity contract purchased hereunder and distributed to a Participant shall comply with the requirements of the Plan.

                        If a Participant elects to receive distribution through
                the purchase of an annuity contract, distribution shall be made to such Participant through the purchase of an annuity contract that provides for payment in one of the following automatic annuity forms, unless the Participant elects a different type of annuity:

                                (1)     The automatic annuity form for a
                        Participant who is married on his annuity starting date is the 50% qualified joint and survivor annuity.

                                (2)     The automatic annuity form for a
                        Participant who is not married on his annuity starting date is the single life annuity.

                The term annuity starting date shall mean the first day of the first period for which an amount is paid as an annuity or any other form. A Participant's election of an annuity other than the automatic annuity form shall not be effective unless it is a qualified election; provided, however, that spousal consent shall not be required if the form of annuity elected by the Participant is a qualified joint and survivor annuity. A Participant who has elected the optional annuity form of payment can revoke or change his election only pursuant to a qualified election.

                        (ii) Qualified Preretirement Survivor Annuity
                Requirements. If a married Participant elects to receive distribution through the purchase of an annuity contract and dies before his annuity starting date, his spouse shall receive distribution of the value of the Participant's vested interest in his Participant Account through the purchase of an annuity contract that provides for payment over the life of the Participant's spouse, provided that such spouse has been married to the Participant for at least 120 days on the Participant's date of death. A Participant's spouse may elect to receive distribution in a single sum instead of in the qualified preretirement survivor annuity form. If a married Participant's Beneficiary designation on file with the Administrator designates a non-spouse Beneficiary, the designation shall become inoperative upon the Participant's election to receive distribution through the purchase of an annuity contract, unless either (i) the Participant files a new designation of Beneficiary form with the Administrator or (ii) the Participant dies prior to his annuity starting date and his spouse is not entitled to a qualified preretirement survivor annuity hereunder because such spouse was not married to the Participant for at least 120 days as of the Participant's date of death. A Participant can only designate a non-spouse Beneficiary to receive distribution of that portion of his Participant Account otherwise payable as a qualified preretirement survivor annuity pursuant to a qualified election.

                        (iii) Notice Regarding Forms of Payment. Within the 60 day period ending 30 days before a Participant's annuity starting date, the Administrator shall provide him with a written explanation of his right to defer distribution until his Normal Retirement Date, his right to make a direct rollover, and the forms of payment available under the Plan, including a written explanation of (i) the terms and conditions of the automatic annuity form applicable if the Participant elects to receive distribution through the purchase of an annuity contract, (ii) the Participant's right to choose a form of payment other than the automatic annuity form or to revoke such choice, and (iii) the rights of the Participant's spouse. Distribution of the Participant's Account may commence less than 30 days after such notice is provided to the Participant if (i) the Participant has not at any time elected the optional annuity form of payment, (ii) the Administrator clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date and his election of a form of payment for a period of at least 30 days following his receipt of the notice, and (iii) the Participant, after receiving the notice, affirmatively elects an early distribution in a form other than the optional annuity form of payment.

                        In addition, the Administrator shall provide such a
                Participant with a written explanation of (i) the terms and conditions of the qualified preretirement survivor annuity, (ii) the Participant's right to designate a non-spouse Beneficiary to receive distribution of that portion of his Participant Account otherwise payable as a qualified preretirement survivor annuity or to revoke such designation, and (iii) the rights of the Participant's spouse. The Administrator shall provide such explanation within one of the following periods, whichever ends last:

                                (1) the period beginning with the first day of the Plan Year in which the Participant attains Age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains Age 35;

                                (2) the period beginning 12 calendar months before the date an individual becomes a participant and ending 12 calendar months after such date; or

                                (3) the period beginning 12 calendar months before the date the Participant elects to receive distribution through the purchase of an annuity contract and ending 12 calendar months after such date;

                provided, however, that, in the case of a Participant who separates from service prior to attaining Age 35, the explanation shall be provided to such Participant within the period beginning 12 calendar months before the Participant's separation from service and ending 12 calendar months after his separation from service.

                (c) Notwithstanding the foregoing, with respect to payments under Section 7.4(b), the Participant (and Spouse, if required) may elect an annuity starting date that is within less than 30 days from the receipt of the written explanation described above so long as the following conditions are met: the Participant is informed that he has at least 30 days to consider whether to waive the qualified joint and survivor annuity or single life annuity and consent to a form of distribution other than a qualified joint and survivor annuity or single life annuity; distribution does not begin before the expiration of the seven day period that begins the day after the election of the qualified joint and survivor annuity or single life annuity is provided to the Participant; the Participant is permitted to revoke an affirmative distribution election at least until the annuity starting date, or, if later, at any time prior to the expiration of the seven day period that begins the day after the notice of this Section is provided to the Participant; and the Participant makes an affirmative election to that effect.

                        (i) Election Periods. The election periods shall be as follows:

                                (1) The period during which a Participant may elect not to receive the qualified joint and survivor annuity or single life annuity shall be the period beginning 90 days before the annuity starting date and ending on the annuity starting date.

                                (2) The period during which a Participant may elect not to receive the qualified pre-retirement survivor annuity shall be the period beginning on the first day of the Plan Year during which the Participant attains Age 35 and ending on the date of the Participant's death. However, if a Participant terminates employment before Age 35, his election period shall begin on his termination date.

        Each of the elections described above may be made or revoked by the Participant with his Spouse's consent at any time during the applicable election period; however, Spousal consent to an election shall be irrevocable after it has been given.

                (d) With respect to each Participant who has a Veda ESOP Balance, the provisions of Section 19.4(b) shall also be available as an optional form of benefit with respect to the Participant's Veda ESOP Balance.

        7.5.    Payment of Benefits to Minors and Incompetents.

                (a) If any person entitled to receive payment under the Plan is a minor, the Administrator shall pay the amount in a lump sum directly to the minor, to a guardian of the minor, or to a custodian selected by the Trustee under the appropriate Uniform Transfers to Minors Act.

                (b) If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's spouse, son, daughter, parent, brother, sister or other person deemed by the Administrator to have incurred expense for the person otherwise entitled to payment.

        7.6. Unclaimed Benefits. If a Participant who is entitled to a distribution cannot be located and the Administrator has made reasonable efforts to locate the Participant, then the Participant's Vested Interest in his Account shall be forfeited. The Administrator will be deemed to have made reasonable efforts to locate the Participant if the Administrator is unable to locate the Participant (or, in the case of a deceased Participant, his Beneficiary) after having made two successive certified or similar mailings to the last address on file with the Administrator and having made two attempts to locate the Participant through the Social Security Administration or other government agency. The Participant's Account shall be forfeited as of the last day of the Plan Year in which occurs the close of the 12 consecutive calendar month period following the last of the location attempts. If the Participant or Beneficiary makes a written claim for the Vested Interest after it has been forfeited, the Administrator shall cause the Vested Interest to be reinstated.

        7.7.    Eligible Rollover Distributions.

                (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                (b)     Definitions.

                        (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); hardship distributions described in Section 7.8 made on or after January 1, 1999; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                        (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual
                retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                        (iii) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                        (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

        7.8.    Hardship Distributions.

                (a) A Participant may request a withdrawal from his Deferred Compensation Contributions Account if the Participant has incurred Hardship. The determination of Hardship shall be made by the Administrator in a uniform and nondiscriminatory manner in accordance with such standards as may be promulgated from time to time by the Internal Revenue Service. A Participant may withdraw from his Deferred Compensation Contributions Account due to Hardship any funds up to the sum of his Account balance as of September 30, 1988 under a Prior Plan plus actual Deferred Compensation Contributions made to the Account after September 30, 1988 under a Prior Plan or this Plan and reduced by any prior Hardship withdrawals under a Prior Plan or this Plan and by any amount in the Participant's Stock Fund Account. The maximum amount that a Participant may withdraw under this section is exclusive of any earnings credited to the Deferral Contributions Account after January 1, 1989 under a Prior Plan or this Plan. Withdrawals may be made for no less than $500.

                (b) A distribution will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if all of the following requirements are met:

                        (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                        (ii) The Participant has obtained all distributions, other than Hardship withdrawals, and all non-taxable loans currently available under all plans maintained by the Employer;

                        (iii) The Participant's Deferred Compensation Amounts, elective deferrals and contributions, and employee contributions under all other plans maintained by the Employer (within the meaning of Treasury Regulation section

                1.401(k)-1(d)(2)(iv)(B)(4)) will be suspended for 12 months after receipt of the withdrawal; and

                        (iv) The Participant may not defer Deferred Compensation Amounts for the calendar year that immediately follows the year of the withdrawal in excess of the applicable limit on Deferred Compensation Amounts for the calendar year, minus the amount of the Participant's Deferred Compensation Amounts for the year in which the withdrawal is made.

                (c) A Participant who wishes to make a withdrawal shall apply to the Administrator, on forms provided by the Administrator. The Participant must furnish such information in support of his application as may be requested by the Administrator. The Administrator shall determine the amount of withdrawal, if any, that shall be made and may direct distribution of as much of the Participant's Account as it deems necessary to alleviate or to help alleviate the Hardship.

                (d) All withdrawals made pursuant to this Section shall be made as soon as practicable after the Administrator approves the withdrawal. All withdrawals shall be based on Account values as of the Valuation Date immediately preceding the date that authorized distribution directions are received by the Trustee from the Administrator. The Administrator may not authorize a hardship withdrawal in excess of the amount deemed necessary to alleviate the Hardship, plus amounts necessary to pay federal, state or local income taxes or penalties incurred as a result of the distribution.

                (e) The Administrator may adopt additional policies and procedures regarding Hardship withdrawals, which are incorporated in this Plan by reference, and which will be available from the Administrator.

        7.9. Withdrawals While Employed. A Participant who is employed by the Employer may elect, under procedures established by the Administrator, to make a cash withdrawal from the Post-Tax Contributions and Rollover Contributions Accounts (except to the extent invested in the Stock Fund Account). A Participant may make up to two such withdrawals in each Plan Year. Distributions of a withdrawal amount shall be made from the Participant's Accounts in the order prescribed by the Administrator. A Participant who has attained Age 59 1/2 may withdraw from the vested portion of all his Accounts (except to the extent invested in the Stock Fund Account), under procedures established by the Administrator.

                      ARTICLE VIII - BENEFITS PAYABLE UPON
                            TERMINATION OF EMPLOYMENT

        8.1.    Vesting.

                (a) Each Participant who was an Employee immediately preceding the Effective Date shall have a one hundred percent (100%) vested, non-forfeitable interest in all Accounts at all times.

                (b) Each Employee who becomes a Participant on or after the Effective Date shall have a one hundred percent (100%) vested, non-forfeitable interest in all Accounts at all times, except as otherwise provided in this Section 8.1. With respect to a Participant's Employer Supplemental Contributions only, vesting shall occur according to the following schedule:

                      Years of Service              Vested Interest
                      ----------------              ---------------

                         Less than 2                          0%
                             2                               25%
                             3                               50%
                             4                               75%
                             5                              100%

                (c) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable interest or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, then each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage of the Participant's Account derived from Employer contributions computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                        (i)     60 days after the amendment is adopted;

                        (ii)    60 days after the amendment becomes effective;
                or

                        (iii) 60 days after the Participant is issued written notice of the amendment by the Employer or Administrator.

        8.2.    Benefits of the Terminated Participant.

                (a) If an Active Participant terminates service with the Employer for any reason other than death, Retirement or Total and Permanent Disability, such Participant shall become a Terminated Participant.

                (b) A Terminated Participant shall be entitled to a benefit equal to the credit in the Terminated Participant's Account valued as of the Valuation Date coinciding with the Participant's termination of service. Termination benefits shall be made available as soon as practicable after the Valuation Date coinciding with or next following the Participant's termination of service, but only after timely authorized distribution directions are received by the Trustee from the Administrator. If the Terminated Participant's Vested Interest exceeds $5,000, the Participant can be cashed out only with his or her consent, subject to the payment provisions of Section 7.3. For purposes of the preceding sentence, the $5,000 limit shall be effective for Plan Years beginning after August 5, 1997 and shall be applied in accordance with applicable Treasury Regulations. Notwithstanding the above, payment of benefits related to a Participant's Stock Fund Account shall be limited pursuant to Section 19.4.

                     ARTICLE IX - RETIREMENT AND DISABILITY

        9.1. Normal Retirement. A Participant shall be one hundred percent (100%) vested upon his or her 65th birthday. A Participant who retires upon reaching Normal Retirement Date shall receive a distribution of his or her retirement benefit in the manner and form of settlement provided for in Section 7.3.

        9.2. Disability Retirement. If an Active Participant incurs a Total and Permanent Disability, such Participant shall thereupon retire, such date to be known as the Disability Retirement Date. Such Participant shall be one hundred percent (100%) vested in his or her Account and it shall be distributed to him or her in the manner and form of settlement provided for in Section 7.3.

        9.3. Deferred Retirement. A Participant who continues in the active employment of the Employer after his or her Normal Retirement Date may retire on the last day of any subsequent month, in which event the Participant shall continue as an Active Participant of the Plan until actual retirement, such date to be known as his or her deferred Retirement Date.

                    ARTICLE X - BENEFITS PAYABLE UPON DEATH

        10.1. Death of Active Participant. Upon the death of an Active Participant prior to actual retirement, one hundred percent (100%) of the Deceased Participant's Account on the date of death shall be paid to the Participant's Beneficiary in accordance with Section 7.3.

        10.2. Death of Terminated Participant. Upon the death of a Terminated Participant before distribution of any Vested Interest in the Account has commenced to the Participant, the Participant's Beneficiary shall be paid the undistributed portion of such Account in accordance with Section 7.3. If the Terminated Participant should die while receiving distributions from the Plan, the balance of the Participant's nonforfeitable accrued benefit shall be paid to the Participant's Beneficiary in accordance with Section 7.3 at least as rapidly as under the method of payment being used under Section 7.3 as of the date of the Terminated Participant's death.

        10.3. Death of Retired Participant. Should a Retired Participant die while receiving distributions from the Plan, his or her Beneficiary shall be paid the undistributed portion of the Participant's Account on the date of death in accordance with Section 7.3, which shall be distributed at least as rapidly as the method being used under Section 7.3 as of the date of the Retired Participant's death.

        10.4.   Designation of Beneficiary.

                (a) The provisions of this Section 10.4 are subject to the provisions of Section 7.4(b) with respect to a Calspan Account Balance, an ERIM Account Balance, and a Pacific-Sierra Account Balance. If the Participant is not married, the Beneficiary is the person designated by the Participant to receive benefits payable as a result of the Participant's death. If the Participant is married, the Beneficiary is automatically the Participant's surviving Spouse and no written designation is required. If the Participant is married and wishes to designate a Beneficiary other than his Spouse, the Spouse must consent to the designation of another person who will become the designated Beneficiary to receive benefits under the Plan. A Participant may designate a person or entity to be his Beneficiary by filing a properly completed and executed form provided by the Administrator. If a married Participant wishes to designate a Beneficiary other than his Spouse, the Beneficiary designation and spousal consent must be witnessed by a Plan representative or a notary public and the spouse must (i) consent to the designation in writing, and (ii) acknowledge the effect of such designation.

                (b) If at the time of his death, the Participant has no surviving spouse or designated Beneficiary, the Beneficiary is:

                        (i) First, the Participant's children and children of deceased children;

                        (ii) Second, in the event (i) does not apply, the Participant's parents;

                        (iii) Third, in the event neither (i) nor (ii) applies, the Participant's brothers and sisters and nephews and nieces of deceased brothers and sisters per stirpes; and

                        (iv) Last, in the event (i), (ii) and (iii) do not apply, the personal representative of the Participant's estate.

                (c) A Participant's Beneficiary is bound by the terms of the Plan.

        10.5. Value of Death Benefit. The death benefit payable under this Article shall be paid as soon as practicable after the death of the Participant. In determining the amount of the benefit, the value of the Participant's Account shall be the value as of the last Valuation Date coinciding with the date of death of the Participant; but only after timely authorized distribution directions are received by the Trustee from the Administrator.

        10.6. Payments After Death. The following rules apply to payments after a Participant's death:

                (a) If a Participant dies after payments have started, then his remaining vested account balance, if any, must be distributed to his Beneficiary at least as rapidly as under the method of distribution elected by the Participant; and

                (b) If a Participant dies before his vested account balance has begun to be distributed, then, except as provided below, his remaining vested account balance, if any, must be distributed within five years after the Participant's death. If the Participant's vested account balance is distributed in installment payments to (or for the benefit of) an individual Beneficiary, then the Participant's vested account balance may be distributed over the life of the Beneficiary or over a period not extending beyond the Beneficiary's life expectancy, and the payments must begin not later than one year after the Participant's death (or such other date as may be prescribed by Treasury regulations).

        10.7. Death of Beneficiary Before Completed Distribution. If a Beneficiary survives the deceased Participant but dies prior to receiving full payment of all amounts distributable hereunder, the balance of such payments shall be distributable to the contingent Beneficiary or Beneficiaries in the order of priority designated by the deceased Participant unless the Deceased Participant clearly designated otherwise, in writing, before his death.

                       ARTICLE XI - LOANS TO PARTICIPANTS

        11.1. Loans. A Participant may apply, in the manner provided by the Administrator, for a loan to be made to the Participant from his Vested Interest in the Trust Fund, other than from amounts in his Stock Fund Account. The Administrator has discretion to determine the number of loans that may be outstanding at any one time to a Participant. A loan may be made to a Participant subject to the following conditions:

                (a) Approval of Loan. A Participant must take the full amount available as a loan from this Plan before receiving a loan from any other qualified Plan of the Employer and Affiliated Group. A loan may not be made to a Participant unless the Administrator approves the loan, acting according to uniform and nondiscriminatory standards, and pursuant to applicable law. The Administrator shall take into consideration the terms of any Qualified Domestic Relations Order in determining whether to approve the loan. No one serving as an Administrator may participate in the decision to make a loan to himself. Each Participant who is eligible to receive a loan under the terms of this Section shall receive a loan in accordance with the restrictions of this Section.

                (b) Amount of Loan. A loan may be made only from a Participant's Vested Interest in his Account (other than his Stock Fund Account) and must be at least $1,000. The amount of loans outstanding to a Participant at any time, aggregated with the outstanding balance of all other loans to the Participant from all other qualified plans maintained by the Employer and Affiliated Group, shall not exceed the greater of $50,000 or 50 percent of the Participant's Vested Interest in his Account (determined by including the amount in his Stock Fund Account).

For purposes of applying the foregoing limitations, a Participant's Vested Interest in his Account shall be determined as of the Valuation Date specified in distribution directions received by the Trustee from the Administrator. Overdue interest shall be deemed to be an outstanding loan.

                (c) Non-discrimination. Loans shall be available to all Participants on a reasonably equivalent basis, provided that the Administrator may make reasonable distinctions among prospective borrowers on the basis of creditworthiness. Loans shall not be made available to Highly Compensated Employees in a greater percentage of their Account balances than the percentage that is available to other Participants.

                (d)     Security.

                        (i) A loan to a Participant shall be secured by a pledge of the Participant's Account in the Trust Fund and by such further collateral as the Administrator deems necessary or desirable to assure repayment of the loan. A pledge of a Participant's interest in the Fund to secure a loan made from the Fund shall not be subject to the non-alienation requirements of Section 12.1.

                        (ii) No more than 50% of the Participant's vested Account may be used as security for the outstanding balance of all Plan loans made to the Participant.

                (e) Interest Rate. The Administrator shall establish interest rates under a uniform procedure and may vary the interest rates charged, depending on the creditworthiness of the Participant and on any other reasonable basis provided in regulations or other guidance issued by the Department of Labor.

                (f) Term of Loan. A loan must be repaid within five years from the date of the loan, provided that if the loan proceeds are used to acquire a principal residence of the Participant, the loan repayment term may exceed five, but not ten, years. The borrower shall have the right to prepay the outstanding loan balance at any time without penalty.

                (g) Distributions. If any amount is distributed from the Fund to a Participant or his Beneficiary while a loan to the Participant is outstanding, the Administrator will direct that the distributed amount be applied to reduce the outstanding balance of the loan. If a loan is a taxable distribution to a borrowing Participant, then the taxable amount of the loan shall be treated as a distribution from the Fund to the Participant.

                (h) Loan as a Separate Investment. A loan made to a Participant shall be considered a separate investment of the portion of the Participant's Account that is equal to the outstanding balance of the loan. The balance in the borrowing Participant's Account shall be reduced by the outstanding balance of the loan for purposes of allocating net income and increases and decreases in the value of Fund assets. Interest paid on the loan shall be credited to the borrowing Participant's Account and shall not be considered earnings of the Fund for allocation purposes.

                (i) Default. If an outstanding loan is not repaid as and when due, the principal of and interest on the loan shall be deducted from any benefit that the Participant or his Beneficiary is entitled to receive, however, no such deduction shall be made before the Participant's termination of employment.

                (j) Expenses. All expenses incurred by the Administrator and the Trustee in making, administering, and collecting a loan may be charged against the Account of the borrowing Participant.

                (k) Level Amortization. A loan must be amortized in level payments made not less frequently than quarterly over the term of the loan.

                (l) Method of Loan Repayment. All loans shall be secured by an assignment of current pay of the borrower or other automatic payment arrangement approved by the Administrator sufficient to service the loan. Termination of the employment producing the pay or cancellation of the automatic payment arrangement shall constitute a default unless a new arrangement is in place before the next payment is due or such later period as determined by the Administrator.

                (m) Suspension of Loans. Effective December 12, 1994, the Administrator may suspend loan repayments as permitted under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and the special rules relating to veterans' reemployment rights under USERRA pursuant to Code section 414(u).

                (n) Miscellaneous. The Administrator may adopt additional policies and procedures regarding the granting of loans, which are incorporated in this Plan by reference and which will be available from the Administrator.

                     ARTICLE XII - ASSIGNMENT OR ALIENATION

        12.1. Non-Alienability of Benefits. The provisions of the Plan are intended as personal protection for the Participants. A Participant shall not have any right to assign, anticipate, or transfer any assets held for his or her benefit, including amounts credited to his or her Account. Except for any claim the Trustee may have against a Participant, the benefits under the Plan shall not be subject to seizure by legal process or be in any way subject to the claims of the Participant's creditors. The Plan's benefits or the trust's assets shall not be considered an asset of a Participant in the event of insolvency, or bankruptcy. If a Participant shall attempt to assign, anticipate, or transfer any assets held for his or her benefit, or should such benefits be received by anyone other than the Participant or his or her designated Beneficiary, the Trustee, in his or her sole and absolute discretion, may terminate the Participant's interest in such benefits, and hold or apply the benefits for the Participant, his or her spouse, children, or other dependents. This Section shall not preclude payment of Trust assets in accordance with a Qualified Domestic Relations Order, as described in Section 12.2, or any judgments, orders, and decrees issued, or settlement agreements entered into, on or after August 5, 1997, as described in Code section 401(a)(13).

        12.2.   Qualified Domestic Relations Order.

                (a) If the Trustee or the Administrator receives a Domestic Relations Order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Administrator shall take the following steps:

                        (i) If benefits are in pay status, the Administrator shall direct the Trustee to withhold payment and to account separately for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).

                        (ii) The Administrator shall promptly notify the named Participant and any Alternate Payees of the receipt of the Domestic Relations Order and of the Administrator's procedures for determining if the order is a Qualified Domestic Relations Order.

                        (iii) The Administrator shall determine whether the order is a Qualified Domestic Relations Order under the provisions of Code section 414(p).

                        (iv) The Administrator shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.

                (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the "18-Month Period"), the order is determined to be a Qualified Domestic Relations Order, the Administrator shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.

                (c) If, within the 18-Month Period (i) the order is determined not to be a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Administrator shall direct the Trustee to pay the amounts (and any interest thereon) to the Participant or other person who would have been entitled to such amounts if there had been no order.

                (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.

                     ARTICLE XIII - PLAN ADMINISTRATION AND
                                CLAIMS PROCEDURE

        13.1.   Plan Administration.

                (a) The Company shall be the "Named Fiduciary" and Administrator within the meaning of ERISA section 402. The Administrator may delegate its administrative authority to a Plan Committee. The Administrator shall have such powers and duties as may be necessary to discharge his function hereunder, including, but not limited to the following:

                        (i) The express discretionary authority to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner, and time of payment of any benefits hereunder;

                        (ii) To make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing thereon;

                        (iii) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

                        (iv) To prepare and distribute, in such manner as required by law or as the Administrator determines to be appropriate, information explaining the Plan;

                        (v) To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

                        (vi) To employ suitable agents and counsel, which may be counsel for the Employer, and pay their reasonable expenses and compensation.

                        (vii) To receive and review the annual valuation of the Plan; and

                        (viii) To receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee.

                (b) The Administrator shall establish a funding policy and method for the benefit of Participants in a manner consistent with the objectives of the Plan and the requirements of ERISA.

                (c) The Administrator shall assume the responsibility and liability for the prudence of investments directed by it under this Section.

                (d) The Plan Committee may designate an employee of the Employer to carry out any of the Plan Committee's administrative powers and duties hereunder.

        13.2. Non-Discrimination. Any discretionary acts to be taken under the terms and provisions of this Plan by the Administrator or the Trustee shall be uniform in their nature and application to all those similarly situated, and no discretionary acts shall be taken which shall be discriminatory under the provisions of the Code relating to employees pension plans as such provisions now exist or may from time to time be amended.

        13.3. Responsibilities of the Administrator. The Administrator shall promptly notify the Trustee of the death, retirement, disability or termination of a Participant and shall execute and deliver to the Trustee such forms as may be required to carry out the provisions of this Plan. At the proper time, the Trustee shall take appropriate action based on such notification and forms. All notices, instructions and certifications by the Administrator to effectuate the administration of the Plan shall be in writing signed by a duly authorized representative of the Administrator or by a representative of the Plan Committee on behalf of the Plan Committee. So long as the Plan is exempt under Code section 401(a)(11) from providing joint and survivor and preretirement survivor annuities, the Trustee shall use best efforts to ensure that the Plan is not a direct or indirect transferee of a Plan required to provide survivor annuity benefits.

        13.4. Liability of Administrator. In connection with any action or determination, the Administrator shall be entitled to rely upon information furnished by the Employer or the legal counsel of the Employer. The Administrator shall not be liable for any act or omission on his part except where such action or omission is the result of his own willful misconduct. The Company shall indemnify the Administrator against any liability or loss sustained by him by reason of any act or failure to act in his capacity as Administrator, if such act or failure to act is in good faith. Such indemnification of the Administrator shall include attorney's fees, and other costs and expenses reasonably incurred by him in defense of any action brought against him by reason of any such act or failure to act. Nothing contained here shall be construed as relieving the Administrator from liability to the Plan for any breach of fiduciary duty under ERISA.

        13.5. Recordkeeping. The Administrator shall keep a record of all its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan. The Administrator shall file or cause to be filed all such annual reports, financial and other statements as may be required by a federal or state statute, agency or authority within the time prescribed by law or regulation for filing such documents. The Administrator shall furnish such reports, statements and other documents to such Participants and beneficiaries of the Plan as may be required by any federal or state statute or regulation within the time prescribed for furnishing such documents.

        13.6. Notice and Instructions of Administrator. All notices, instructions and certifications of the Administrator required by the terms of the Plan shall be in writing and shall be signed by the Administrator or by a member of the Plan Committee.

        13.7. Bonding. The Administrator and any person who handles funds or other property of the Plan shall be bonded in compliance with ERISA. The bond shall be equal to 10% of the funds handled by the Administrator. The minimum bond shall be $1,000 and the maximum bond shall be $500,000. The Employer shall pay the premium on such bond.

        13.8. Plan Expenses. All expenses incident to the administration, termination or protection of the Plan and Trust, including, but not limited to, legal, accounting and Trustees fees may be paid in whole or in part by the Employer, and any such expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust. The Plan Committee may be paid by the Employer for services, but no individual who is a full-time Employee of the Employer receiving full-time pay shall receive compensation for his services from the Plan, except to the extent of reimbursement for expenses properly and actually incurred.

        13.9. Claim Procedure. If a claim for benefits under the Plan is denied by the Administrator, in whole or in part, the claimant shall be furnished within 90 days after the Administrator's receipt of the claim (or within 180 days after such receipt if special circumstances require an extension of time) a written notice of denial of the claim containing the following:

                (a)     Specific reason or reasons for denial;

                (b) Specific reference to pertinent Plan provisions on which the denial is based;

                (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

                (d)     An explanation of the claims review procedure.

        13.10.  Appeal of Claim Denial.

                (a) The claimant may request a review of the denial at any time within 60 days following the date the claimant received written notice of the denial of his claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to represent him. The Administrator shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall: (i) permit the claimant to review any documents that are pertinent to the claim; and (ii) permit the claimant to submit to the Administrator issues and comments in writing.

                (b) The decision on review by the Administrator shall be in writing and shall be issued within 60 days (or within 120 days after such receipt if special circumstances require an extension of time) following receipt of the request for review. The decision on review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Administrator is based.

                       ARTICLE XIV - AMENDMENT OF THE PLAN

        14.1. Employer Right to Amend Plan. The Plan and Trust hereby created is purely voluntary on the part of the Employer. The Company expressly reserves the right at any time and from time to time by action of its Board and without the consent of Participants to amend this Plan and the Trust hereby created in any respect; provided, however, that (except for such changes, if any, as may be deemed necessary or advisable to qualify and to maintain the qualification of this Plan and the Trust hereby created under the Internal Revenue Code) no such amendment shall forfeit or diminish the accrued benefit of any Participant in the Trust then in the possession of the Trustee. The Board may delegate its authority to amend the Plan to the officers of the Company to the extent that the Board determines is appropriate.

        14.2.   Amendment of Plan.

                (a) Any such amendment shall be set out in an instrument in writing, executed on behalf of the Company by its duly authorized officer or officers. A copy of such amendment shall be delivered to the Trustee by the Company accompanied by a duly certified copy of a resolution of the Board authorizing such amendment.

                (b) It shall be impossible by operation of the Trust, by amendment, by the happening of any contingency, by collateral agreement, or by any other means, for any part of the corpus or income of the Trust to be used for, or diverted to, (i) purposes other than the exclusive benefit of the Participants, or their Beneficiaries, under the Plan, or
        (ii) the Company, directly or indirectly.

                        ARTICLE XV - TERMINATION OF PLAN

        15.1.   Company Right to Terminate Plan.

                (a) The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan at any time by appropriate corporate action. Failure of the Company to retain the qualified status of the Plan under Code section 401 shall be deemed to be a termination of the Plan.

                (b) In the event of such termination, each Participant shall be one hundred percent (100%) vested in the Account. The Trustee shall convert the Trust to cash and, after deducting all charges and expenses, the Trustee shall distribute the amount to the credit of each such Employee, Former Employee and Beneficiary as the Administrator shall direct.

        15.2. Bankruptcy or Insolvency of Company. In the event the Company shall at any time be judicially declared bankrupt or insolvent, or in the event of dissolution, merger or consolidation, without any provision being made for the continuance of the Plan, the Plan shall be deemed to have terminated.

        15.3. Suspension of Contribution. The Employer shall have the right at any time to suspend contributions hereunder. Should such suspension ripen into a complete discontinuance of contributions, each Participant shall be one hundred percent (100%) vested in the Account retroactive to the time of such initial suspension of contributions.

        15.4. Merger or Consolidation. Neither the Plan nor the Trust may be merged or consolidated with nor may its assets or liabilities be transferred to any other plan or trust, unless, if the Plan were terminated immediately after the merger, consolidation or transfer, each Participant would be entitled to receive a benefit in an amount equal to or greater than the benefit the Participant would have been entitled to receive had the Plan terminated immediately before the merger, consolidation or transfer.

        15.5. Partial Termination. If a partial termination of the Plan shall occur, those persons affected by such partial termination shall be one hundred percent (100%) vested in their Accounts.

                     ARTICLE XVI - TRUST AND ADMINISTRATION

        16.1. Selection of Trustee. If the Trustee is an individual or individuals, the Board shall determine the number of individuals to serve as Trustee. The Board shall select the individuals to serve as Trustee annually. If the Board fails to select a Trustee to succeed an individual, the prior individual shall continue to serve as Trustee subject to the provisions of
Section 16.8. If the Trustee is an institution, the Trustee shall serve until terminated pursuant to Section 16.8. The Employer may provide for more than one Trustee such that each Trustee is responsible for specific assets of the Plan.

        16.2. Powers and Duties of Trustee(a) The powers and duties of the Trustee are those set forth in an appropriate trust agreement entered into by and between the Employer and the Trustee. Notwithstanding the terms of any such trust agreement, with respect to Company Stock that is part of a Forfeiture, the Trustee may provide that the Company Stock shall be offered as part of the Intra-Fund Stock Transfer or that the Company Stock is offered for sale to the Company with the intent that all Forfeitures shall be converted to cash or cash equivalents prior to allocation among Participants as provided in Section 5.2.

        16.3.   Delegation and Allocation of Responsibilities.

                (a) The Trustee shall have the power to delegate specific fiduciary responsibilities, including but not limited to the responsibility for (i) the selection and retention of investment managers, custodians, and/or funding agencies, and (ii) the disposition of its assets. The sole responsibility of the Trustee with respect to any such delegated responsibility shall be to periodically review, no less frequently than on an annual basis, the general qualifications of such delegates and the general procedures employed by such delegates in the performance of such responsibilities.

                (b) If there shall be more than one Trustee, they shall have the power to allocate specific fiduciary responsibilities among themselves.

        16.4. Number of Trustees. If there is only one Trustee acting hereunder, his or her action alone shall be sufficient. If there is more than one Trustee acting hereunder, any instrument to be executed on behalf of the Trustees, including any check issued by or to the order of the Trustees, may be made, executed, signed, endorsed or delivered by one of the Trustees, and any person, firm, or corporation, including any bank, may rely upon and shall be protected in relying upon the signature of any Trustee so signing with the same force and effect as though all Trustees had signed.

        16.5.   Trust Expenses and Taxes.

                (a) The expense incurred by the Trustee in the performance of duties including fees for legal, accounting and investment services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, shall be paid from the Trust unless paid by the Employer, except that no Trustee who is in the employ of the Employer, receiving full-time, compensation, shall receive any compensation for performing duties as Trustee.

                (b) All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust or the income thereof, shall be paid from the Trust.

        16.6. Requirement of Prudence. The Trustee and any successor Trustee or additional Trustee or Trustees shall not be liable for the making, retention or sale of any investment or reinvestment made by any of them as herein provided, nor for any loss to or diminution of the Trust, provided that they act with care, skill, prudence, and diligence under the circumstances then prevailing, that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of any enterprise of like character and with like aims.

        16.7. Recordkeeping. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to the Employer. Within ninety (90) days following the close of each Plan Year and within (90) days after the removal or resignation of a Trustee, the Trustee shall file with the Employer a written account setting forth all purchases, sales, receipts, disbursements and other transactions effected by the Trustee during the year or period for which the report is filed and shall contain an exact description, the cost as shown on the Trustee's books and the fair market value as of the end of such period of every asset held in the Trust and the amount and nature of any debt obligation owed by the Trust.

        16.8. Removal or Resignation of Trustee. A Trustee may be removed by the Board at any time upon five (5) days notice in writing to the Trustee. A Trustee may resign at any time upon five (5) days notice in writing to the Board. At any time, the Board may reduce or increase the number of Trustees. Upon the death, removal or resignation of a Trustee, the Board may appoint a successor Trustee, and if it so elects, successor Trustees or additional Trustees, who shall have the same powers and duties as those conferred upon the Trustee hereunder. Upon acceptance of such appointment by a successor or an additional Trustee or Trustees, the removed Trustee, successor Trustee and the continuing Trustee, if any, shall make an accounting to the Employer of the funds and properties then constituting the Trust. The resigned or removed Trustee is authorized however, to reserve such sums of money as may be deemed advisable for payment of fees and expenses in connection with settlement of Trustee accounts, if such settlement be necessary. Any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the then Trustees.

        16.9. Valuation of Trust. On each Valuation Date, the Trustee shall value the Trust assets.

        16.10.  Liability of the Trustee.

                (a) In connection with any action or determination, the Trustee shall be entitled to rely upon the information furnished by the Employer or Administrator or the legal counsel of the Employer. The Trustee shall not be liable for any act or omission except where such act or omission is the result of gross negligence or willful misconduct. The Employer shall indemnify a non-institutional or non-corporate Trustee against any liability or loss sustained by reason of any act or failure to act as Trustee, if such act or failure to act is in good faith. Such indemnification of a non-institutional or non-corporate Trustee shall include attorneys' fees, and other costs and expenses reasonably incurred in defense of any action brought against him or her by reason of any such act or failure to act.

                (b) Nothing contained herein shall be construed as relieving the Trustee from liability to the Plan for any breach of fiduciary duty under ERISA.

        16.11. Bonding. The Trustee shall be bonded in compliance with ERISA. The bond shall be equal to ten percent (10%) of the funds handled by the Trustee. The minimum bond shall be $1,000 and the maximum bond shall be $500,000. The premium on such bond for a noninstitutional or non-corporate Trustee shall be paid as an expense of administration of the Trust or may be paid by the Employer, at its option.

        16.12. Distributions. The Trustee shall make distributions from the Trust, at such times and in such manner, to the person entitled thereto under the Plan, as the Employer directs in writing. Any undistributed portion of a Participant's Account under the Plan shall be retained in the Trust until the Employer directs its distribution.

        16.13. Participant Investment Options. The Employer reserves the right from time to time to determine whether Participants may select investment options for some or all of their accounts. If investment options are permitted, the Employer shall describe the investment options and the times when selections may be made. The Employer intends, but is not required, to permit Participants to elect a method of self-directed accounts. The Employer may determine rules and restrictions on the amount and timing of transfers of assets to the self-directed accounts and the mechanism for accounting for the same. All such rules and restrictions shall be applied in a uniform, non-discriminatory manner.

        16.14. Participant to Select Investments. Neither the Trustee nor the Employer shall have the right or duty to give any advice with respect to investment options selected by a Participant, to inquire into the propriety of any such election by the Participant, nor into its effect upon the Participant's Account or the Beneficiary. Any investment option election shall be deemed to be continuing until revoked or modified by a subsequent direction in writing, notwithstanding the occurrence of any event or other development of which the Trustee has or should have knowledge. The Trustee shall not be liable for reasonable delays in implementing and processing changes in options. The Trustee shall not be liable or responsible for any loss incurred in an individually directed account.

        16.15.  Provisions For Participant Investments.

                (a) Each Participant shall be provided the following for each investment alternative:

                        (i) Description of the alternative and its investment objectives and risk and return characteristics, including the type and diversification of assets in the investment;

                        (ii)    List of investment managers;

                        (iii) Circumstances under which the Participant may give instructions;

                        (iv) Description of fees and expenses to be charged the Participant;

                        (v) Name, address and telephone number of the Plan fiduciary (or his designee) responsible for providing the information required under this Section XVI;

                        (vi) Materials relating to the exercise of voting or similar rights incidental to the Participant's ownership; and

                        (vii) If the Plan offers an investment alternative subject to the Securities Act of 1933, the Participant shall be provided a copy of the most recent prospectus provided to the Plan.

                (b) Each Participant shall also be provided the following for each investment upon request:

                        (i) Description of the annual operating expenses and total expenses expressed as a percentage of average net assets;

                        (ii) Copies of prospectuses, financial statements and reports, and any other materials available to the Plan;

                        (iii) List of the assets comprising the portfolio, together with the value of each asset and, if the asset is a fixed rate contract, the name of the issuer, the term and rate of return on the contract; and

                        (iv) Information concerning the value of shares or units held in the Account of the Participant and past and current investment performance.

                (c) Where look-through investment vehicles are available as an investment alternative, the underlying investments shall be considered in determining whether the alternative satisfies the requirements of Department of Labor Regulations section 2550.404(c).

        16.16. Limitations on Investments. The Trustee may decline to implement the Participant's investment directions if such directions would:

                (a)     result in a prohibited transaction;

                (b) generate taxable income to the Plan or jeopardize its tax-qualified status;

                (c) not be in accordance with the documents and instruments governing the Plan;

                (d) cause a fiduciary to maintain ownership in an asset outside jurisdiction of United States courts;

                (e) result in a loss greater than the balance in the Participant's Account; or

                (f) result in certain transactions between the Plan and the Employer other than under the Company Stock Fund.

        16.17. Directed Investment Account. A separate directed investment account shall be established for each Participant who has directed an investment under this Section XVI. The portion of the Account so directed will be considered a directed investment account. The directed investment account shall be charged or credited with net earnings, gains, losses and expenses, as well as any appreciation or depreciation in market value during each Plan Year of assets in the directed investment account.

                    ARTICLE XVII - MISCELLANEOUS PROVISIONS

        17.1. Employer Non-Liability for Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Trust and the Employer assumes no liability or responsibility therefor. The Employer is under no legal obligation to make any contribution to the Trust. No action or suit shall be brought by an Employee, Participant, or Beneficiary or by any Trustee, against the Employer for any such contribution.

        17.2. Non-Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

        17.3. Participating Employer Adoption. Notwithstanding anything herein to the contrary, with the consent of the Employer, any other corporation or entity (the "Participating Employer"), whether an affiliate or subsidiary or not, may adopt the Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

        17.4.   Requirements of Participating Employers.

                (a) Each such Participating Employer shall be required to use the same Trustee as provided in the Plan.

                (b) The transfer of any Participant from or to an Employer participating in the Plan whether he or she be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his or her accumulated service time with the transferor or predecessor, and his or her length of participation in the Plan, shall continue to his or her credit.

                (c) Any expenses of the Plan which are to be paid by the Employer or borne by the Plan shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

        17.5. Loss of Plan Qualification. If, for any reason, the Plan is no longer qualified and if the Trustee has commingled the Trust's assets with assets belonging to other exempt employees' trusts, the funds attributable to the Plan shall be segregated by the Trustee into a separate trust within thirty
(30) days from the date notice of disqualification is received from the Internal Revenue Service.

        17.6. Transfer of Assets from Other Plans. Notwithstanding any other provisions hereof, the Employer may cause to be transferred to the Plan all or any of the assets held (whether by a trustee, custodian, or otherwise) in respect of any other plan which satisfies the applicable requirements of Section 401(a) of the Code and which is compatible with the Plan which is maintained by the Employer for the benefit of any of the Participants. Any such assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred and showing separately the respective contributions by the Employer and by the Participants, if any, and the current value of the asset attributed thereto. The Trustee shall use his or her best efforts to ensure that the Plan is not a direct or indirect transferee of a Plan required to provide automatic survivor benefits.

        17.7. Non-Parties to Plan. No regulated investment company or insurer shall be considered a party to the Plan.

        17.8. Titles and Headings Within Plan. The titles and headings of the Articles and Sections in this instrument are placed herein for convenience of reference only, and in case of any conflicts, the text of this instrument, rather than the titles or headings, shall control.

        17.9. Gender. The masculine pronoun, wherever used, herein, shall include the feminine pronoun; and the singular shall include the plural.

        17.10. Applicable State Law. This Plan shall be construed according to the laws of the State of Delaware and all provisions hereof shall be administered according to, and its validity shall be determined under such laws.

                       ARTICLE XVIII - ROLLOVERS TO PLAN

        18.1. Acceptance of Rollovers. This Plan will accept rollovers from other tax-qualified plans or individual retirement accounts as provided in
Section 18.2. Any rollover shall be credited to the Participant's Rollover Account.

        18.2.   Rollover Procedures.

                (a)     Any Employee who:

                        (i) is eligible to receive or who has received in the last sixty (60) days a distribution from an employees' trust described in Code section 401(a) which trust is exempt from tax under Code section 501(a) or from an annuity plan qualified under Code section 403(a), which distribution represents a lump sum distribution to the Employee no portion of such distribution being derived from participation in his or her former plan as an employee within the meaning of Code section 401(c)(1), or

                        (ii) has an individual retirement account, an individual retirement annuity (other than an endowment contract), or a retirement bond within the meaning of Code sections 408(a), 408(b) and 409(a), respectively, the assets of which are derived solely from a lump sum distribution transferred thereto from a plan described in subsection (i) hereof within the sixty (60) day period following the date such lump sum distribution was made, may pay to the Trustee, provided the Employer agrees, a cash contribution equal in amount up to the entire lump sum distribution described in (i) or the full value, in cash, of the account, annuity or bond described in (ii), whichever is applicable, provided that such contribution is made to the Trustee not later than the sixtieth (60th) day after (x) the day on which he or she received the lump sum distribution described in (i) or (y) the day on which he or she received distribution of the full value of the account, annuity or bond described in (ii) whichever is applicable in order to receive additional benefits under the Plan. Such contribution shall be one hundred percent (100%) vested and shall be held in a separate rollover account to be payable hereunder in accordance with the applicable provisions hereof as if it had been part of the Employee's Account.

                (b) Notwithstanding the foregoing, the Trustee shall use his best efforts to ensure that the Plan is not a direct or indirect transferee of a Plan required to provide survivor annuity benefits.

                (c)     An Employee who has not become a Participant under
        Article II may participate in the Plan solely for the purposes of the rollover provisions of this Section. Prior to making a rollover to this Plan, an Employee shall furnish the Trustee with any information concerning the former plan that the Trustee may reasonably require.

                        ARTICLE XIX - COMPANY STOCK FUND

        19.1.   Company Stock Fund.

                (a) The Company Stock Fund shall consist of shares of Company Stock held by the Trustee.

                (b)     The following definitions apply to the Company Stock
        Fund:

                        (i) Call: The right of the Company to redeem the Company Stock other than Leveraged Stock for cash. The terms and conditions of the Call shall be as set forth on Exhibit B.

                        (ii)    Company Stock: Common Stock of the Company.

                        (iii) Intra-Fund Stock Transfer: The transfer by a Participant into or out of the Company Stock Fund pursuant to
                Section 19.2(b).

                        (iv) Leveraged Stock. Those shares of Company Stock that were initially acquired by the Veda Employee Stock Ownership Plan through use of proceeds of an exempt loan, as that term is defined under Treas. Reg. Section 54.4975-7.

                        (v) Stock Fund Account: The interest of a Participant in the Company Stock Fund.

                        (vi) Window Period: The time period during which Intra-Fund Stock Transfers can be made. There will be at least one Window Period each Plan Year at a time or times determined by the Administrator.

        19.2.   Transfers Into And Out Of The Stock Fund.

                (a) Availability of Company Stock: This subsection (a) shall apply if the Administrator directs the Trustee to acquire additional shares of Company Stock that are available for purchase. The Administrator will notify Participants of the availability of the additional shares of Company Stock and will establish the terms and conditions of the availability for Participants. A Participant may request to transfer a specific amount of his other Accounts into his Stock Fund Account. The Participant must notify the Administrator of his request to transfer during the time period established by the Administrator. The Administrator will match the requests of Participants who wish to transfer into the Stock Fund Account with the amount of Company Stock available for acquisition.

                The Trustee shall acquire an amount of Company Stock equal to the lesser of (i) the amount of requests of Participants, or (ii) the amount of Company Stock available. If the amount of Participant requests to transfer into Stock Fund Accounts are greater than the available Company Stock, the Administrator shall prorate the requests and the Trustee shall comply with each Participant's request on a partial basis based on the following formula:

                        Amount of the Participant's request
                        -----------------------------------
                        Total of all Participants' requests

                (b)     Intra-Fund Stock Transfers:

                        (i) The Administrator will notify Participants of each Window Period and establish the terms and conditions of the Window Period. A Participant may request to transfer a specific amount into or out of his Stock Fund Account during a Window Period, subject to the provisions of this subsection. The Participant must notify the Administrator of his request to have an Intra-Fund Stock Transfer at such time as established by the Administrator prior to the Window Period. The Administrator will match the requests of Participants who wish to transfer into a Stock Fund Account with requests of those Participants who wish to transfer out of a Stock Fund Account.

                        (ii) If the requests to transfer into and out of Stock Fund Accounts are not equal during a Window Period, the Administrator shall prorate the requests based on the following formulas:

                For requests to transfer into the Company Stock Fund:

                        Amount of the Participant's request
                        -----------------------------------
                        Total of all Participants' requests

                For requests to transfer out of the Company Stock Fund:

                        Amount of the Participant's request
                        -----------------------------------
                        Total of all Participants' requests

                        (iii) For requests to transfer out of Stock Fund Accounts, unless otherwise determined by the Administrator, the Administrator shall give first priority to requests due to death or Total and Permanent Disability, second priority to requests from Participants who have reached their Normal Retirement Date, third priority to requests from Terminated Participants bound by government conflict of interest rules, and fourth priority to requests due to termination of employment (first to those who terminated in prior Plan Years, then to those who terminated in the current Plan Year). All other requests shall have an equal fifth priority. The Administrator may establish the priority to be given to Company Stock that is part of a Forfeiture under Section 16.2.

                        (iv) If a requested transfer out of the Company Stock Fund cannot be satisfied by an Intra-Fund Stock Transfer, the Trustee shall offer to sell to the Company the amount of Company Stock necessary to satisfy the Intra-Fund Stock Transfer out of the Company Stock Fund. The Company shall not be obligated to purchase any Company Stock so offered. The Trustee's obligation to offer to sell the Company Stock shall be subject to any relevant provisions of ERISA.

        19.3.   Other Stock Fund Provisions.

                (a) The following other provisions shall apply to the Company Stock Fund:

                        (i) The Trustee shall determine the fair market value of the Company Stock as of the end of the prior fiscal year of the Company based on a valuation by an independent appraiser (the "Appraised Value"). The Trustee's determination shall be binding on all persons. All transactions involving Company Stock or the Company Stock Fund during the succeeding fiscal year, including Intra-Fund Stock Transfers except transactions with the Company, shall be based on the Appraised Value.

                        (ii) All Company Stock distributed to a Participant or Beneficiary is subject to the transfer restrictions described in Exhibit B. No Participant or Beneficiary shall be entitled to receive a certificate for shares of Company Stock until such Participant or Beneficiary has executed an agreement reflecting such Participant's or Beneficiary's agreement to bound by such restrictions

                        (iii) All Company Stock distributed to a Participant or Beneficiary other than Leveraged Stock is subject to a Call by the Company after distribution.

                        (iv) The Trustee will exercise all voting rights on all Company Stock in the Company Stock Fund as directed by the Administrator.

                (b) Any amounts received by the Trust with respect to Company Stock (other than additional shares of Company Stock) shall be transferred from the Company Stock Fund on receipt to Participants' Accounts other than the Company Stock Fund. All such transfers shall be made pro rata based on each Participant's Company Stock Account as a percentage of the Company Stock Fund. The Administrator shall determine the initial allocation of these amounts among the Participants' other Accounts.

                (c) The method of accounting for the Company Stock Fund shall be the "fund method". A Participant's Company Stock Account shall be an undivided interest in all assets of the Company Stock Fund, regardless of the date of acquisition of the assets.

        The Company Stock Fund's basis in Company Stock shall be the average of the acquisition price of all shares of Company Stock.

                (d) The Company Stock Fund may hold Company Stock from other tax-qualified retirement plans of the Company or a Related Company that are merged into the Plan. To the extent determined by the Administrator, the Trustee shall maintain separate accounts for each merged plan and the assets of all such merged plans shall be commingled in the Company Stock Fund.

                (e) The Administrator may establish additional policies and procedures for the administration of the Company Stock Fund. By electing to invest in the Company Stock Fund, a Participant shall be deemed to have agreed to be bound by all provisions set forth in the Plan or by additional policies and procedures established by the Administrator from time to time.

        19.4.   Distributions To Terminated Participants.

                (a) Except as provided in Section 19.4(b), a Participant who terminates employment for reasons other than reaching his Normal Retirement Date, incurring a Permanent Disability or death, may not withdraw any amounts from his Stock Fund Account until the next Window Period. To the extent that an Intra-Fund Stock Transfer is not available to a Participant at the next Window Period, the Participant may elect to receive a distribution in the form of Company Stock.

                (b) Notwithstanding Section 19.4(a), a Participant who has a Veda ESOP Balance has the right to receive certain benefits in the form of Company Stock as follows:

                        (i) At a distribution after termination of employment, the Participant may elect to receive a distribution from a Stock Fund Account in the form of Company Stock. The number of shares of Company Stock which the Participant can elect to receive will be the lesser of the value of the Participant's Stock Fund Account at (x) July 1, 1998 or (y) Termination of Employment of the Participant.

                        (ii) The Trustee shall first distribute Company Stock that is not Leveraged Stock to the Participant and, to the extent the Trust has no further Company Stock available that is not Leveraged Stock, then Company Stock that is Leveraged Stock shall be distributed.

        19.5. Leveraged Stock. The characterization of shares of Company Stock as Leveraged Stock shall not be affected by the transfer of Leveraged Stock in Intra-Fund Stock Transfers.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the 1st day of February, 2002.



                                            VERIDIAN CORPORATION



                                            By:  /s/ JAMES P. ALLEN
                                               -----------------------------
                                                   Signature

                                                   JAMES P. ALLEN
                                               -----------------------------
                                                   Print Name

                                                   Chief Financial Officer
                                               -----------------------------
                                                   Title

                                    EXHIBIT A

                          SERVICE CONTRACTS NOT COVERED

                                    EXHIBIT B

                RESTRICTIONS ON COMPANY STOCK AFTER DISTRIBUTION


        The following provisions shall apply to all shares of Company Stock that are distributed to a Participant until the Company Stock is a registration-type class of stock as defined in Code section 409(e)(4):

        1. No gift, pledge or other transfer, other than a sale, of any shares of Company Stock distributed under the Plan shall be made by a Participant, Beneficiary or other distributee, unless prior to such gift, pledge or other transfer the Plan Committee consents in writing to such gift, pledge or other transfer. The Plan Committee may withhold such consent in their sole discretion and the Plan Committee shall consent to any such gift, pledge or other transfer of Company Stock only after the prospective donee, pledgee or transferee agrees in writing to take and hold such shares of Company Stock subject to all of the restrictions of this Exhibit B.

        2. Shares of Company Stock distributed from the Trust pursuant to this Plan shall be subject to a "right of first refusal." Prior to any sale or other disposition of any such shares of Company Stock by a Participant, Beneficiary or other distributee, or by any successor transferee of any of the foregoing, such shares must first be offered for sale to the Trust and then, if such offer is not accepted by the Trust within fourteen (14) days after its receipt, to the Company. Such offers to the Trust and to the Company shall be in writing and shall be at the same price and upon the same terms and conditions as the bona fide written offer of the prospective buyer. If the offer to sell to the Trust is not accepted and if the subsequent offer to sell to the Company is not accepted within fourteen (14) days after its receipt by the Company, the Participant may sell all (but not less than all) of such shares as were offered to the Trust and to the Company to the prospective buyer, but only upon the terms and conditions and at the price set forth in the aforesaid bona fide written offer of the prospective buyer. A Participant, Beneficiary or other distributee entitled to a distribution of Company Stock may be required to execute a stock restriction and transfer agreement (reflecting such right of first refusal) as a condition to receipt of a certificate for Company Stock.

        3. Shares of Company Stock otherwise subject to a restriction on transfer pursuant to this Plan may pass by bequest or inheritance, without the approval or consent of the Plan Committee, but such shares shall remain subject to all other conditions and restrictions of this Section in the hands of any legatee or heir.

        4. Shares of Company Stock distributed from the Trust pursuant to this Plan, other than Leveraged Shares, shall be subject to a "call" by the Company. Under the call, the Company may acquire any of the shares of Company Stock at the then fair market value of the Company Stock. The fair market value shall be the value determined for purposes of the Plan. Payment under the call shall be made in cash.

                                    EXHIBIT C


        1. The following special provisions relate to accounts transferred from the Pacific-Sierra Salary Reduction Plan (the "Pacific-Sierra 401(k) Plan"):

                (a) All accounts in the Pacific-Sierra 401(k) Plan immediately before January 1, 1999 (the "Pacific-Sierra 401(k) Merger Date") shall be administered according to the provisions of this Plan, subject to the provisions described below. Employees and former employees who had accounts in the Pacific-Sierra 401(k) Plan immediately before the Pacific-Sierra 401(k) Merger Date are referred to as "Former Pacific-Sierra 401(k) Employees."

                (b) Each Former Pacific-Sierra 401(k) Employee's accounts under the Pacific-Sierra 401(k) Plan will be held in such Accounts under this Plan as the Plan Administrator may establish ("Pacific-Sierra 401(k) Accounts").

                (c) Pacific-Sierra 401(k) Accounts attributable to Former Pacific-Sierra 401(k) Employees who were Employees as of the Pacific-Sierra 401(k) Merger Date shall be 100% vested as of the Pacific-Sierra 401(k) Merger Date.

                (d) For purposes of electing a form of benefit, the following forms of benefit are available to a Former Pacific-Sierra 401(k) Employee with respect to his Pacific-Sierra 401(k) Accounts in addition to those offered in Article VII:

                        (i)     Life annuity;

                        (ii) Joint and survivor annuity, with the amount of the annuity payable to the surviving Spouse to be 100% of the amount payable to the Former Pacific Sierra Employee; or

                        (iii)   An annuity pursuant to Section 7.4(b) and (c);

                (e) If a Participant who terminated employment with the Employer, or a predecessor employer, prior to the Pacific-Sierra 401(k) Merger Date is reemployed by the Employer before he has incurred five
        (5) consecutive One-Year Breaks in Service, his Pacific-Sierra 401(k) Accounts shall be 100% vested as of his reemployment date.

        2. The following special provisions relate to accounts transferred from the MRJ, Inc. Employees Retirement Savings 401(k) Plan (the "MRJ Plan"):

                (a) All accounts in the MRJ Plan immediately before January 1, 2001 (the "MRJ Merger Date") shall be administered according to the provisions of this Plan, subject to the provisions described below. Employees and former employees who had accounts in the MRJ Plan immediately before the MRJ Merger Date are referred to as "Former MRJ Employees."

                (b) Each Former MRJ Employee's accounts under the MRJ Plan will be held in such Accounts under this Plan as the Plan Administrator may establish ("MRJ Accounts").

                (c) For purposes of electing a form of benefit, the following forms of benefit are available to a Former MRJ Employee with respect his MRJ Accounts, in addition to those offered in Article VII:

                       (i) Life income with 120 or 180 monthly payments guaranteed;

                        (ii)    An annuity pursuant to Section 7.4(b) and (c);

                        (iii) Such other forms of distribution as were available under the MRJ Plan.


        3. The following special provisions relate to accounts transferred from the ERIM International, Inc. 401(k) Supplemental Retirement Plan (the "ERIM 401(k) Plan"):

                (a) All accounts in the ERIM 401(k) Plan immediately before January 1, 2001 (the "ERIM Merger Date") shall be administered according to the provisions of this Plan, subject to the provisions described below. Employees and former employees who had accounts in the ERIM 401(k) Plan immediately before the ERIM Merger Date are referred to as "Former ERIM 401(k) Employees."

                (b) Each Former ERIM 401(k) Employee's accounts under the ERIM 401(k) Plan will be held in such Accounts under this Plan as the Plan Administrator may establish ("ERIM 401(k) Accounts").

                (c) If a Participant who terminated employment with the Employer, or a predecessor employer, prior to the ERIM Merger Date is reemployed by the Employer before he has incurred five (5) consecutive One-Year Breaks in Service, his ERIM 401(k) Accounts shall be 100% vested as of his reemployment date.

        4. The following special provisions relate to accounts transferred from the Trident Data Systems, Inc. 401(k) Profit Sharing Plan (the "Trident Plan"):

                (a) All accounts in the Trident Plan immediately before January 1, 2001 (the "Trident Merger Date") shall be administered according to the provisions of this Plan, subject to the provisions described below. Employees and former employees who had accounts in the Trident Plan immediately before the Trident Merger Date are referred to as "Former Trident Employees."

                (b) Each Former Trident Employee's accounts under the Trident Plan will be held in such Accounts under this Plan as the Plan Administrator may establish ("Trident Accounts").

                (c) If a Participant who terminated employment with the Employer, or a predecessor employer, prior to the Trident Merger Date is reemployed by the Employer before he has incurred five (5) consecutive One-Year Breaks in Service, his Trident Accounts shall be 100% vested as of his reemployment date.

        5. The following special provisions relate to accounts transferred from the ERIM International, Inc. Retirement Plan (the "ERIM 401(a) Plan"):

                (a) All accounts in the ERIM 401(a) Plan immediately before January 1, 2001 (the "ERIM Merger Date") shall be administered according to the provisions of this Plan, subject to the provisions described below. Employees and former employees who had accounts in the ERIM 401(a) Plan immediately before the ERIM Merger Date are referred to as "Former ERIM 401(a) Employees."

                (b) Each Former ERIM 401(a) Employee's accounts under the ERIM 401(a) Plan will be held in such Accounts under this Plan as the Plan Administrator may establish ("ERIM 401(a) Accounts").

                (c) If a Participant who terminated employment with the Employer, or a predecessor employer, prior to the ERIM Merger Date is reemployed by the Employer before he has incurred five (5) consecutive One-Year Breaks in Service, his ERIM 401(a) Accounts shall be 100% vested as of his reemployment date.

        6. The following special provisions relate to accounts transferred from the Pacific-Sierra Salary Pension Plan (the "Pacific-Sierra 401(a) Plan"):

                (a) All accounts in the Pacific-Sierra 401(a) Plan immediately before January 1, 2001 (the "Pacific-Sierra 401(a) Merger Date") shall be administered according to the provisions of this Plan, subject to the provisions described below. Employees and former employees who had accounts in the Pacific-Sierra 401(a) Plan immediately before the Pacific-Sierra 401(a) Merger Date are referred to as "Former Pacific-Sierra 401(a) Employees."

                (b) Each Former Pacific-Sierra 401(a) Employee's accounts under the Pacific-Sierra 401(a) Plan will be held in such Accounts under this Plan as the Plan Administrator may establish ("Pacific-Sierra 401(a) Accounts").

                (c) Pacific-Sierra 401(a) Accounts attributable to Former Pacific-Sierra 401(a) Employees who were Employees as of the Pacific-Sierra 401(a) Merger Date shall be 100% vested as of the Pacific-Sierra 401(a) Merger Date.

                (d) If a Participant who terminated employment with the Employer, or a predecessor employer, prior to the Pacific-Sierra 401(a) Merger Date is reemployed by the Employer before he has incurred five
        (5) consecutive One-Year Breaks in Service, his Pacific-Sierra 401(a) Accounts shall be 100% vested as of his reemployment date.

        7. The provisions of this Plan are intended to comply with the requirements of Section 411(d)(6) of the Internal Revenue Code with respect to the accounts transferred from the Pacific Sierra 401(k) Plan, Pacific Sierra 401(a) Plan, the MRJ Plan, the ERIM 401(k) Plan, the ERIM 401(a) Plan, and the Trident Plan. The Plan should be administered consistent with the requirements of Section 411(d)(6) and the Treasury Regulations thereunder.

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